EXHIBIT 10.6








                                   CONVENTION

                DE RECHERCHES, D'EXPLOITATION ET DE TRANSPORT DES
                                  HYDROCARBURES

                                      ENTRE

                             LA REPUBLIQUE DU TCHAD

                                       ET

             LE CONSORTIUM ORIENTAL ENERGY RESOURCES LIMITED - CARLTON ENERGY Group LLC. - TRINITY GAS CORPORATION, Inc.

                   BASSINS DES ERDIS, DU LAC TCHAD ET DU CHARI

                                    SOMMAIRE
                                    --------


TITRE 1er:   DISPOSITIONS GENERALES

1            Definitions

2            Objet et Duree de la Convention
3            Droits du Consortium dans la conduite des Operations Petroli res
4            Obligations generales du Consortium


TITRE II:    DE LA RECHERCHE

5            Octroi du Permis de Recherches, Duree et Renouvellements
6            Rendus de surface et Renonciation
7            Obligations de Travaux de Recherche
8            Taxes Superficiaires
9            Evaluation d'une Decouverte

TITRE III:   DE L'EXPLOITATION

10           Demande, Octroi et Duree d'une Concession
11           Programmes de Production
12           Gaz Naturel
13           Mesure des Hydrocarbures
14           Transport des Hydrocarbures
15           Obligation d'approvisionnement du Marche interieur
             TITRE IV :  DISPOSITIONS COMMUNES A LA RECHERCHE ET A
             L'EXPLOITATION

16           Programmes Annuels de Travaux
17           Surveillance Administrative des Operations Petroli res
18           Informations et Rapports. Confidentialite
19           Personnel et Formation
20           Propriete des Biens


TITRE V:     DISPOSITIONS ECONOMIQUES ET FISCALES

21           Prix du Petrole Brut
22           Redevance sur la Production
23           Regime Fiscal
24           Exonerations fiscales
25           Comptabilite
26           Verifications
27           Importations et Exportations
28           Contr le des Changes
29           Paiements

TITRE VI:    DISPOSITIONS DIVERSES

30           Droits de Cession  et Contr le du Consortium35
31           Annulation du Permis, Retrait de la Concession
             et Resiliation de la Convention
32           Force Majeure
33           Arbitrage
34           Droit Applicable ET STABILITE DES CONDITIONS
             ----------------------------------------------------------------
35           Notifications
36           Autres dispositions

ANNEXES

I.           Delimitation de la Zone Contractuelle du Permis
             Carte de la Zone Contractuelle

II.          Programme de Travaux d'exploration et Depenses Previsionnelles

III.         Procedure Comptable

IV. Liste des categories de biens devant beneficier de l'exoneration des droits et taxes

                                   CONVENTION
                                   ----------



                                      ENTRE
                                      -----


La Republique du Tchad, ci-apres designee " l'Etat ", representee aux presentes par le Ministre des Mines, de l'Energie et du Petrole

d'une  part,

               ET

Le  Consortium  constitue  par  les  societes  :

-  Oriental  Energy  Resources  Limited,

-  Carlton  Energy  Group  LLC.

-  Trinity  Gaz  Corporation,  Inc.

d'autre  part,

ATTENDU

- que tous les gisements et accumulations naturelles d'Hydrocarbures existant dans le sol ou le sous-sol du territoire de la Republique du Tchad sont la propriete de l'Etat ;

- que la Decouverte et l'exploitation des Hydrocarbures dans le territoire de la Republique du Tchad sont importantes pour le developpement economique du pays et de ses habitants ;

- que le Consortium declare posseder les capacites techniques et financieres pour mener a bien dans la Zone Contractuelle les Operations Petrolieres autorisees en vertu des presentes, et desire entreprendre lesdites Operations Petrolieres dans le cadre d'une Convention fixant ses droits et obligations ;

- que l'Ordonnance n 07/PC/TP/MH du 3 fevrier 1962, relative a la recherche, a l'exploitation, au transport par canalisations des Hydrocarbures et au regime fiscal de ces activites sur le territoire de la Republique du Tchad, autorise l'octroi du Permis de recherches et de Concessions d'exploitation sous reserve d'une Convention avec l'Etat;

CECI  EXPOSE,  IL  EST  MUTUELLEMENT  CONVENU  ET  ARRETE  CE  QUI  SUIT:


                                  TITRE PREMIER

                             DISPOSITIONS GENERALES

ARTICLE  1  -  DEFINITIONS

Les termes definis au present article auront pour l'ensemble de la Convention la signification suivante :

1.1. Annee Civile: signifie une periode de douze (12) mois consecutifs commencant le premier (1er) janvier et se terminant le trente et un (31) decembre suivant.

1.2. Budget: signifie l'estimation detaillee du cout des Operations Petrolieres prevues dans un Programme Annuel de Travaux.

1.3. Code Petrolier: signifie l'Ordonnance n 7/PC/TP/MH du 3 fevrier 1962 ainsi que le decret du 10 mai 1967 precisant les conditions d'application de cette Ordonnance.

1.4. Concession: signifie la concession d'exploitation d'Hydrocarbures octroyee par l'Etat au Consortium, relative a un Gisement Commercial decouvert a l'interieur de la Zone Contractuelle et delimitee par l'etendue dudit Gisement. Le Ministre et le Consortium fixeront par accord mutuel la delimitation du perimetre de la Concession avant l'octroi de celle-ci.

1.5. Consortium: signifie soit individuellement, soit collectivement, le Consortium constitue par les societes Oriental Energy Resources Limited , Carlton Energy Group LLC. et Trinity Gaz Corporation, Inc. ainsi que toute societe a laquelle serait cede un interet en application de la presente Convention et a laquelle serait egalement cede un interet dans le Permis ou dans les Concessions. Le terme " Consortium " n'est utilise tout au long de cette Convention que dans un but de commodite, et ne saurait en aucun cas indiquer une intention quelconque de la part des societes constituant le Consortium de former entre elles une association, societe ou autre entite juridique d'apres les lois de quelque pays ou juridiction que ce soit.

1.6.  Convention:  signifie  le  present  acte  et  ses  annexes.

1.7.  Date  d'Effet:  signifie  la  date  d'entree  en  vigueur  de  la presente
Convention.

1.8. Decouverte: signifie une decouverte d'Hydrocarbures dont l'existence etait inconnue jusque la, ayant entra ne en surface un debit d'Hydrocarbures mesure conformement aux methodes d'essais de production de l'industrie petroliere internationale.

1.9.  Dollar:  signifie  Dollar  des  Etats-Unis  d'Amerique.

1.10.  Etat:  signifie  la  Republique  du  Tchad.

1.11.  Franc  CFA:  signifie  la  monnaie  ayant  cours  legal  au  Tchad.

1.12. Forage d'Exploration: signifie tout forage effectue au cours des travaux de recherches, a l'exclusion de tout Forage d'Evaluation.

1.13: Forage d'Evaluation: signifie tout forage effectue apres une Decouverte afin d'evaluer les quantites d'Hydrocarbures du reservoir objet de ladite Decouverte.

1.14: Gaz Naturel: signifie le gaz sec et le gaz humide, produit isolement ou en association avec le Petrole Brut ainsi que tous autres constituants gazeux extraits des puits.

      Gaz Naturel Associe: signifie le Gaz Naturel existant dans un reservoir en solution avec le Petrole Brut, ou sous forme de " gaz -cap " en contact avec le Petrole Brut, et qui est produit ou pouvant etre produit en association avec le Petrole Brut

        Gaz Naturel Non associe signifie le Gaz Naturel a l'Exclusion du Gaz Naturel Associe.

1.15: Gisement Commercial: signifie une entite geologique impregnee d'Hydrocarbures dument evaluee, SELON LE CONSORTIUM pouvant etre developpee et
                                  -------------------
produite dans des conditions economiques conformement aux regles en usage dans l'industrie petroliere internationale.

1.16:  Hydrocarbures:  signifie  petrole  Brut  et  Gaz  Naturel.

1.17. Ministre: designe a tout moment le Ministre charge du secteur des Operations Petrolieres ou son representant qualifie, a la date de signature de la presente Convention, le Ministre responsable est le Ministre des Mines , de l'Energie et du Petrole.

1.18. Operations Petrolieres: signifie toutes les operations de recherche et d'exploitation, y compris, SANS QUE CETTE LISTE SOIT LIMITATIVE, les operations
                            -------------------------------------
d'evaluation, de developpement, de production, de separation, tout traitement primaire et/ ou liquefaction, de stockage, de transport, de vente et de cession des Hydrocarbures, jusqu'au Point de Livraison, ainsi que les activites administratives necessaires a l'execution desdites Operations mais a l'exclusion des operations de raffinage et de distribution des produits petroliers.

1.19.  Partie(s):  signifie  l'Etat  et/  ou  le  Consortium.

1.20. Permis: signifie le Permis exclusif de recherches d'Hydrocarbures, dit Permis H, dont il est fait reference au preambule de la presente Convention, delivre au Consortium pour l'autoriser a conduire les Operations Petrolieres de recherche dans la Zone Contractuelle, y compris les travaux d'evaluation d'une Decouverte. Le perimetre du Permis , tel qu'il est defini a l'annexe I de la presente Convention.

1.21. Petrole Brut: signifie huile minerale brute, asphalte, ozokerite et tous autres Hydrocarbures liquides a l'etat naturel obtenus par condensation ou extraction, y compris les condensats et les liquides de Gaz Naturel.

1.22. Point de Livraison: signifie le point de transfert, par le Consortium a ses acheteurs, de la propriete des Hydrocarbures, soit au point de chargement F.O.B. au port d'embarquement sur la cote maritime, soit a tout autre point, a l'interieur ou a l'exterieur de la Republique du Tchad, fixe d'un commun accord entre les parties .

1.23. Production Totale: signifie la production totale d'Hydrocarbures du Consortium obtenue a partir de toutes les Concessions, diminuee :

-  des  quantites  perdues  ou  inutilisees,  et

- des quantites reinjectees, brulees ou utilisees pour les besoins des operations d'exploitation, dans la mesure ou ceci est autorise conformement aux dispositions de la presente Convention, telle qu'elle est mesuree au (x) point
(s) de mesure(s) precises a l'article 13 ci-dessous.

1.24. Programme Annuel de Travaux: signifie le document descriptif des Operations Petrolieres a realiser, prepare conformement aux dispositions de l'article 16 ci-dessous.

1.25. Redevances: designent autres redevances percues en contrepartie des services rendus a des usagers, destinees a l'entretien des biens necessaires a la production de ces services.

1.26:  Societe  Affiliee:

a) signifie toute societe qui controle ou est controlee directement ou indirectement par une societe partie aux presentes;

B)   OU TOUTE SOCIETE QUI CONTROLE OU EST  CONTROLEE PAR UNE SOCIETE  CONTROLANT
     ---------------------------------------------------------------------------
     DIRECTEMENT OU INDIRECTEMENT UNE SOCIETE PARTIE AUX PRESENTES.
     --------------------------------------------------------------

Dans la presente definition, '' controle '' signifie la propriete directe ou indirecte par une societe ou toute autre entite d'un pourcentage d'actions ou de parts sociales suffisant pour donner lieu a la majorite des droits de vote a l'assemblee generale d'une autre societe ou pour donner un pouvoir determinant dans la direction de cette autre societe.

1.27. Taxes: designent tous les impots sous forme de tarifs destines a couvrir les charges nees des structures organisationnelles etatiques, para-etatiques, ou meme privees.

1.28. Tiers: signifie une personne qui n'entre pas dans le cadre de la definition visee a l'article 1.26 ci-dessus.

1.29. Trimestre: signifie une periode de trois(3) mois consecutifs commencant le premier jour de janvier, d'avril, de juillet et d'octobre de chaque Annee Civile.

1.30. Zone Contractuelle: signifie a tout moment la superficie a l'interieur du perimetre du Permis, apres deduction des superficies rendues par le Consortium. Le ou les perimetre(s) des Concessions feront partie integrante de la Zone Contractuelle pendant la duree de validite de celles-ci.

D'autres termes utilises dans cette Convention auront la signification qui leur est normalement attribuee dans l'industrie petroliere internationale.

ARTICLE  2   OBJET  ET  DUREE  DE  LA  CONVENTION

2.1. La presente Convention etablit les conditions pour la conduite des travaux d'exploration et d'evaluation du Consortium dans tout le Permis ( ainsi que sur toutes les zones sur lesquelles le Permis sera renouvele et a l'interieur des perimetres des Concessions qui pourraient etre octroyees au Consortium ) en vue de confirmer l'existence des reserves d'Hydrocarbures susceptibles d'etre commercialement exploitables et d'assurer leur mise en valeur dans les meilleurs delais, ainsi que les conditions qui s'appliqueront aux Concessions.

2.2. La presente Convention restera en vigueur pendant vingt-et-cinq (25 ) ans a compter de sa date de signature TANT QUE le Consortium sera titulaire du
                                        --------
Permis ou d'une Concession; toutefois la duree de validite de la Convention sera prolongee de plein droit une seule fois pour la meme duree aux memes termes, si une telle prolongation est necessaire afin d'assurer que toute Concession soit couverte par la Convention pendant toute la periode de validite de telle Concession.

2.3. A la fin de la periode de validite du Permis, y compris toute periode de renouvellement, si le Consortium n'a pas demande une Concession relative a un Gisement Commercial, la presente Convention prendra fin. Ladite fin ne mettra pas un terme aux droits et obligations nees anterieurement, y compris le droit de resoudre tous differends y afferents CONFORMEMENT AUX DISPOSITIONS DE
                                              ----------------------------------
L'ARTICLE  33  CI-DESSOUS.
--------------------------

Cette disposition s'appliquera egalement en cas d'annulation ou de renonciation au Permis.

2.4. En tant que de besoin, les droits et obligations exposes dans cette Convention s'appliqueront en outre aux sous-traitants, fournisseurs de marchandises ou prestataires de services ou d'autres activites connexes, employes dans la poursuite des Operations Petrolieres pour le compte du Consortium.

L'application de cet article 2.4 doit etre strictement limitee aux seuls sous-traitants ou prestataires de services qui travaillent pour le Consortium dans le cadre des Operations Petrolieres. Il ne peut etre applique sous aucun pretexte a d'autres activites qui pourraient etre entreprises au Tchad par ces memes sous-traitants, fournisseurs ou prestataires des services.


ARTICLE  3  -  DROITS  DU  CONSORTIUM  DANS  LA  CONDUITE
                         DES  OPERATIONS  PETROLIERES

3.1. Dans les limites des lois et reglements en vigueur, et conformement aux dispositions de la presente Convention et a celles du Code Petrolier.

Le  Consortium  aura  droit  :

     a)  de  rechercher  les Hydrocarbures a l'interieur du perimetre du Permis;

     b) d'exploiter (y compris, notamment le developpement, la production, la separation, tout traitement primaire et /ou liquefaction, le stockage, le transport, la vente, la cession et l'exportation ) les Hydrocarbures ainsi que LES SUBSTANCES CONNEXES ET/OU les produits qui en deriveront par
         --------------------------------
     separation ou traitement provenant des gisements contenus a l'interieur du perimetre des Concessions auxquelles ce Permis donne droit; le raffinage proprement dit est exclu, a l'exception de celui strictement necessaire a la realisation des Operations Petrolieres et sous reserve de l'approbation prealable du Ministre qui ne sera pas refusee sans raison dument motivee.

     Le transfert au Consortium de la propriete de la portion des Hydrocarbures extraits a laquelle le Consortium aura droit suivant les termes de cette
     Convention  s'operera  au point DE  production  a la tete de puits.  Chaque
                                     --
     societe constituant le Consortium detiendra sa quote-part des Hydrocarbures extraits, et pourra en prendre possession et en disposer separement.

     c)d'acceder a l'interieur du perimetre du Permis et des Concessions auxquelles ce Permis donne droit, afin d'y mener les Operations Petrolieres prevues par la presente Convention;

     d)de realiser toutes les installations et tous les travaux, ainsi que, d'une facon generale, tous les actes et operations necessaires a la conduite des Operations Petrolieres.

     e) de realiser les activites administratives necessaires a l'execution des operations prevues aux alineas a) a d) ci-dessus.

     f) de decider de la maniere de conduire les Operations Petrolieres, conformement aux pratiques de l'industrie petroliere internationale.

3.2. Selon les lois et reglements en vigueur en Republique du Tchad, le Consortium pourra notamment:

     a) utiliser les installations publiques utiles aux Operations Petrolieres y compris les aeroports, routes, puits d'eau, chantiers et autres installations similaires, moyennant le paiement des Redevances normalement imposees pour une telle utilisation;

     b) utiliser l'eau necessaire aux Operations Petrolieres, sous reserve de ne pas porter prejudice a l'approvisionnement en eau des habitants et des points d'eau pour le betail;

     c) utiliser les pierres, le sable, l'argile, le gypse, la chaux et autres substances similaires necessaires a la conduite des Operations Petrolieres.

 3.3. Sous reserve des autorisations prevues par le Code Petrolier QUI NE SERONT
                                                                   -------------
REFUSEES  SANS  DUMENT MOTIVEE, le Consortium aura le droit de construire toutes
------------------------------
les installations necessaires aux Operations Petrolieres telles que, sans que cette liste soit limitative, routes, pipelines, installations de stockage, tant a l'interieur qu'a l'exterieur du perimetre du Permis ou des Concessions qui en derivent. Lesdites autorisations peuvent etre conditionnees a l'utilisation par des tiers titulaires de Permis H ou de Concessions d'exploitation d'Hydrocarbures, des capacites excedentaires desdites installations, sous reserve qu'une telle utilisation ne compromette pas les Operations Petrolieres et que lesdits Tiers soient soumis a des conditions d'utilisation acceptables au Consortium y compris le versement d'une compensation juste et equitable.

3.4. A cet effet, et conformement aux modalites et procedures fixees par le Code Petrolier, le Consortium aura le droit d'occuper les terrains necessaires a l'execution des Operations Petrolieres, et au logement du personnel affecte aux chantiers.

3.5. L'occupation indiquee ci-dessus sera autorisee selon la procedure suivante: apres reception de la demande d'occupation, et si cette demande est supposee etre bien fondee, un decret pris sur proposition du Ministre autorisera l'occupation des terrains necessaires et en specifiera les conditions selon les modalites prevues par le Code Petrolier et la loi domaniale.

En  l'absence  d'accord  amiable,  l'autorisation d'occupation ne sera accordee:

     a) qu'une fois que les proprietaires ou detenteurs des droits fonciers coutumiers auront ete autorises par les voies administratives et dans un delai devant etre fixe par la reglementation locale, a soumettre leur cas;

     b) a cet effet, on consultera:
:
     -    pour les terrains detenus par des  proprietaires  individuels en vertu
          des   conditions   prevues   par   le   Code   Civil   ou  le   regime
          d'enregistrement: les proprietaires;

     -    pour les terrains detenus en vertu des droits FONCIERS coutumiers LES
                                                        --------            ---
          DETENTEURS  DE  CES  DROITS  ou  leurs  representants  competents;
          --------------------------

     - pour les terrains du domaine public: l'administration ou communaute competente et le locataire actuel le cas echeant.

Au cas ou pour une raison quelconque, les procedures ci-dessus d'enregistrement, d'enquete systematique, de verification des droits ou de consultations des proprietaires ou detenteurs des droits fonciers coutumiers ne seraient pas termines dans un delai de six (6) mois a partir de la date de publication du decret ci-dessus, le Consortium pourra se dispenser de ces procedures sur proposition du Ministre et apres paiement a un comptable public designe, des indemnites provisoires et approximative suivantes calculees par les autorites gouvernementales:

     - si l'occupation n'est que provisoire et si le terrain peut etre cultive un an plus tard, le dedommagement sera fixe au moins au rendement net de la terre;

     - dans les autres cas, le dedommagement sera estime a une valeur au moins egale a celle que le terrain avait avant l'occupation.

3.6. Les frais, dedommagements et, de facon generale, tous frais relatifs a l'application de l'article 3.5 seront a la charge du Consortium.

Si l'occupation du terrain prive le proprietaire ou le detenteur des droits fonciers coutumiers de son emploi pendant plus d'une annee, ou si apres achevement des travaux le terrain occupe ne convient plus a la culture, les proprietaires ou les detenteurs des droits fonciers coutumiers pourront demander aux detenteurs du permis d'occupation d'acheter le terrain. La partie de terrain trop endommagee ou ayant ete depreciee sur une trop grande partie de sa superficie devra etre achetee en sa totalite si le proprietaire ou detenteur des droits fonciers coutumiers l'exige. Le terrain devant etre ainsi achete sera toujours estime a une valeur au moins egale a celle qu'il avait avant l'occupation.

3.7. II ne pourra etre fait des travaux de surface sans autorisation prealable de l'Etat s'ils sont situes a moins de cinquante (50)metres de:

     a)  toute  propriete  entouree  de  murs  ou  cloture,   villages,   groupe
     d'habitations, puits, edifices religieux, lieux d'inhumation ou endroits consideres comme sacres;

     a) lignes de communications, conduites d'eau et de facon generale, de tous services publics et travaux publics.

3.8. L'Etat prendra toutes les mesures necessaires et raisonnables pour faciliter la mise en oeuvre des Operations Petrolieres et pour proteger les biens et les droits du Consortium, ses employes, ses sous-traitants ou prestataires de services sur le territoire de la Republique du Tchad. A la demande motivee du Consortium, l'Etat pourra interdire la construction de maisons ou de b timents a usage d'habitation ou professionnels a proximite des installations d'exploitation du Consortium.


ARTICLE  4  -  OBLIGATIONS  GENERALES  DU  CONSORTIUM  DANS
               LA  CONDUITE  DES  OPERATIONS  PETROLIERES

4.1. Le Consortium devra se conformer scrupuleusement aux stipulations de la presente Convention et devra respecter les lois et reglements de la Republique du Tchad dans la mesure ou la Convention n'en dispose pas autrement.

4.2. Le Consortium devra effectuer tous les travaux necessaires a la realisation des Operations Petrolieres avec diligence et selon les regles de l'art en usage dans l'industrie petroliere internationale.

En particulier, le Consortium devra prendre toutes les dispositions raisonnables pour:

     a) s'assurer que l'ensemble des installations et equipements utilises dans les Operations Petrolieres sont en bon etat et correctement entretenus;

     b) assurer la protection de l'environnement et eviter que les Hydrocarbures ainsi que la boue ou tout autre produit utilise dans les operations PETROLIERES ne soient gaspilles ou ne polluent l'environnement;
     -----------

     c) placer les Hydrocarbures produits dans les stockages construits a cet effet.

4.3. Le Consortium devra indemniser l'Etat en cas de prejudice qui lui serait cause par l'inexecution par le Consortium, ses employes ou agents, ses sous-traitants ou ses prestataires de services des obligations de la presente Convention, ou par le non respect par le Consortium des regles de l'art generalement acceptees dans l'industrie petroliere internationale.

Le Consortium devra indemniser toute personne en cas de prejudice qui lui serait cause du fait des Operations Petrolieres ou qu'elle subirait du fait de ses employes ou agents, de sous-traitants ou de ses prestataires de services au cours ou a l'occasion desdites operations.

Aux fins de l'application de cet alinea, l'Etat sera considere comme personne en ce qui concerne les prejudices aux ouvrages publics, b timents et autres constructions de son domaine.

Au cas ou la responsabilite de l'Etat serait recherchee, le Consortium indemnisera l'Etat de toute reclamation eventuelle relative audit prejudice.


4.4. Le Consortium devra souscrire, et faire souscrire par ses sous-traitants ou prestataires de services, une assurance en usage dans l'industrie petroliere internationale jusqu'a la somme, et selon les pratiques habituelles aux societes constituant le Consortium dans leurs operations petrolieres internationales, somme et pratiques qui seront celles generalement acceptees dans l'industrie petroliere internationale, y compris les assurances de responsabilite civile a l'egard des tiers ET LES ASSURANCES DE DOMMAGE A LA PROPRIETE,les assurances qui
                  --------------------------------------------
seraient requises par les reglements en vigueur en Republique du Tchad. Le Consortium devra fournir au Ministre les attestations justifiant la souscription desdites assurances. A conditions equivalentes, le Consortium devra s'assurer aupres d'une compagnie d'assurance tchadienne.

4.5. Au cas ou le Consortium serait constitue par plusieurs entites, les obligations et responsabilites de ces dernieres en vertu de la presente Convention seront conjointes et solidaires.

4.1. Apres signature de la presente Convention, le Consortium s'engage a depenser cinq - cents -mille (500.000) Dollars US dans un projet d'infrastructure au Tchad. La definition du projet d'infrastructure sera convenue avec le Ministre.

                                    TITRE II

                                 DE LA RECHERCHE

ARTICLE  5-  OCTROI  DU  PERMIS  DE  RECHERCHE,  DUREE  ET
                       RENOUVELLEMENTS

5.1. L'Etat accordera au Consortium un Permis de recherches pour une duree de cinq (5) ans a compter de la date d'approbation de la presente Convention.

5.2. L'Etat accordera au Consortium un renouvellement du Permis pour une duree de trois (3) ans, (denomme dans la presente Convention ''premiere periode de renouvellement''), et un droit a renouvellement pour une deuxieme periode de trois (3) ans a l'issue de la premiere periode de renouvellement, droit que le Consortium pourra exercer en adressant un preavis ecrit au Ministre accompagne du rapport vise a l'article 18.4 c) ci-dessous au moins trois (3) mois avant la date d'expiration de la premiere periode de renouvellement a condition que le Consortium ait rempli les obligations de la premiere periode.

5.3. Les renouvellements du Permis sont conditionnes par le respect des obligations de travaux.


ARTICLE  6-  RENDUS  DE  SURFACE  ET  RENONCIATION

6.1. Les coordonnees geographiques de la surface initiale du Permis ainsi qu'une carte s'y rapportant, figurent a l'annexe I de la presente Convention . A l'expiration de la periode initiale du Permis, le Consortium rendra cinquante pour cent (50 %) de la superficie initiale du Permis et vingt-et-cinq pour cent (25 %) de la superficie initiale a la fin de la premiere periode de renouvellement de trois (3) ans.

6.2.  Pour  l'application  de  l'article  6.1  ci-dessus,  il  est  entendu que:

     a) les surfaces abandonnees et les surfaces deja couvertes par des Concessions, ou pour lesquelles des demandes de Concession auront deja ete faites dans les formes regulieres avant l'expiration du Permis, viendront en deduction des surfaces a rendre;

     b) le Consortium aura le droit de fixer l'etendue, la forme et la localisation des perimetres de recherches qu'il entend conserver. Toutefois, les portions rendues devront etre de forme geometrique simple, delimitees par des lignes Nord-Sud et Est-Ouest.

     c) un plan portant indication du perimetre de recherches conserve devra etre joint au preavis de renouvellement dont il est fait reference a l'article 5 ci-dessus.

6.3. A l'expiration de la validite du Permis, le Consortium devra rendre la surface restante du Permis, en dehors des surfaces deja couvertes par des Concessions et celles pour lesquelles des demandes de Concessions auront ete faites dans les formes regulieres avant l'expiration du Permis.

Le Consortium peut renoncer a ses droits sur tout ou partie du Permis, a tout moment pendant les premiere et deuxieme sous-periodes, a la fin de la troisieme sous -periode et a la fin de la quatrieme sous periode d'exploration, et a tout moment pendant les premiere et deuxieme periodes de renouvellement, lorsque les obligations de travaux d'exploration des periodes ou sous-periodes concernees sont remplies.

Aucune renonciation volontaire au cours d'une periode de renouvellement du Permis ne reduira les engagements de travaux pour la periode de renouvellement en cours.


ARTICLE  7-  OBLIGATIONS  DES  TRAVAUX  DES  RECHERCHES

7.1. La duree du Permis est de cinq (5) ans, renouvelable deux (2) fois pour une duree de trois (3) ans pour chaque renouvellement.

7.2. Pendant la periode initiale de cinq (5) ans, les obligations de travaux pour cette periode sont les suivantes:

     a) durant la premiere sous periode correspondant a dix-huit (18) mois, le Consortium s'engage a effectuer des leves de mille (1000)stations de gravimetrie ou des leves aero-magnetiques equivalents interpretes, des etudes geologiques et geophysiques ainsi que les activites d'ordre general et administratif definies par l'operateur;

     b) durant la deuxieme sous-periode correspondant a dix-huit (18) mois, le Consortium s'engage a une acquisition et au traitement sismique de mille-deux-cent-cinquante (1250) kilometres de sismique 2D;

     c) durant la troisieme  sous-periode  correspondant  a douze (12) mois,  le
     Consortium s'engage a forer un puits d'exploration jusqu'a une profondeur suffisante pour tester le prospect, soit atteindre trois mille (3000) metres de profondeur, soit atteindre le socle petrolier;

     d) durant la quatrieme sous periode correspondant a douze (12) mois, le Consortium s'engage a forer deux (2) puits d'exploration a une profondeur suffisante pour tester deux (2) prospects distincts, soit atteindre trois mille(3000) metres de profondeur, soit atteindre le socle petrolier.

Au cours de la troisieme et de la quatrieme sous-periodes, l'acquisition de mille-deux-cent-cinquante (1250) kilometres de sismique 2D permettra de determiner les prospects forables.

7.3. Durant la premiere periode de renouvellement de trois (3) ans le Consortium s'engage a effectuer une campagne sismique et a forer trois(3) puits d'exploration a une profondeur suffisante pour tester trois (3) prospects distincts, soit atteindre trois mille (3000) metres de profondeur, soit attendre le socle petrolier.

7.4. Durant la deuxieme periode de renouvellement, le Consortium s'engage a effectuer une campagne sismique et a forer trois(3) puits d'exploration, a une profondeur suffisante pour tester trois (3) prospects distincts, soit atteindre trois mille (3000) metres de profondeur, soit atteindre le socle petrolier.

7.5. Les plans previsionnels correspondant aux engagements des travaux et des depenses previsionnelles pour la periode initiale de cinq (5) ans sont exposes a l'annexe II de cette Convention.

Le Consortium communiquera a l'Etat tout changement qu'il pourrait etre amene a effectuer a ces plans.

L'obligation de forage pour un puits donne sera consideree comme satisfaite lorsque ce puits aura atteint son objectif geologique ou si des Hydrocarbures en quantites potentiellement commerciales ont ete trouves avant d'atteindre cet objectif geologique.

En cas de circonstances techniques exceptionnelles rencontrees au cours d'un forage qui empecheraient, conformement aux pratiques de l'industrie petroliere internationale, la poursuite dudit forage, les Parties se rencontreront en vue de decider par accord mutuel si le puits fore est repute avoir satisfait l'obligation de forage pour ledit puits.

In case of exceptional circumstances encountered in the course of a drilling which prevent, in accordance with international petroleum practice, the countinuation of the said drilling, the parties shall meet to decide by mutual agreement if the drilling obligation has been met by the drilled well.

7.6. Si le Consortium au cours d'une periode donnee du Permis realise un nombre de forages superieurs aux obligations minimales de forage telles que prevues a l'article 7.2, 7.3 et 7.4. ci-dessus, les forages excedentaires ne seront pas reportes sur la periode de renouvellement suivante et ne viendront pas en deduction des obligations contractuelles prevues pour ladite periode.

7.7. Si au terme d'une periode donnee, ou en cas de renonciation totale ou d'annulation du Permis au cours de ladite periode, les travaux n'ont pas atteint les engagements minima relatifs a cette periode souscrits au present article 7, le Consortium versera dans les trente (30) jours a l'Etat une indemnite egale a cinq millions (5 000 000) de Dollars US par forage non realise et neuf-mille (9.000) Dollars US par kilometre de ligne sismique non acquis.

7.8. Les representants du Ministere seront, aux frais du Consortium, associes a tous les travaux prevus et effectues dans le territoire du Tchad, conformement a l'article 17 ci-dessous.

A cet effet, les representants sont pris en charge pour l'hebergement, les deplacements, la restauration, la couverture sanitaire et le perdiem correspondant a la duree de leur sejour.


ARTICLE  8-  TAXES  SUPERFICIAIRES

8.1. Pendant la periode initiale de cinq (5 )ans, le Consortium versera une taxe superficiaire annuelle d'un (1) Dollar US par kilometre carre de surface detenue.

Pendant la premiere periode de renouvellement de trois (3) ans, la taxe superficiaire annuelle est de deux (2) Dollars US par kilometre carre; puis portee a dix (10)Dollars US par kilometre carre pendant la deuxieme periode de renouvellement, dont la duree est egalement de trois (3) ans.

8.2. Des l'octroi de la Concession, la taxe superficiaire annuelle de la premiere periode de validite qui est de vingt-et-cinq (25) ans, sera de cent
(100) Dollars par kilometre carre; celle-ci sera portee a deux-cents (200) Dollars a la deuxieme periode de production de vingt-et-cinq (25) ans, conformement a l'article 10.1 ci-dessous.

8.3. La taxe superficiaire due au titre d'une Annee Civile, posterieure a celle au cours de laquelle sera signe le decret confirmant l'octroi du Permis, sera versee par avance le premier jour ouvrable de l'Annee Civile consideree.

Le versement relatif a la periode comprise entre l'octroi du Permis et la fin de l'Annee Civile au cours de laquelle sera signe le decret confirmant la periode initiale du Permis sera determine au prorata de la periode de ladite Annee Civile, le versement etant effectue dans les dix (10) jours suivant la date de signature du decret. Cette procedure s'appliquera mutatis mutandis au premier versement lors de l'octroi des Concessions, ainsi qu'au dernier versement relatif a chaque periode de renouvellement du Permis et a chaque Concession.

ARTICLE  9-  EVALUATION  D'UNE  DECOUVERTE

9.1. Au cas ou le Consortium effectuerait une Decouverte a l'interieur du perimetre du Permis, il devra immediatement la notifier au Ministre.

9.2. Le Consortium est tenu de poursuivre, avec le maximum de diligence, l'evaluation (y compris la delimitation) de toute Decouverte permettant de presumer l'existence d'un Gisement Commercial.

Le Programme Annuel de Travaux, soumis conformement a l'article 16 ci-dessous, comprendra les plans detailles d'evaluation du Consortium se rapportant a chaque Decouverte .

Le terme ''evaluation'' signifie, pour l'ensemble de la presente Convention, tous forages, etudes ou autres travaux necessaires, selon le Consortium, pour determiner les reserves et la rentabilite d'une Decouverte dans le cadre d'un projet d'exportation d'Hydrocarbures. Les elements a prendre en consideration par le Consortium aux fins de la determination des travaux necessaires et du moment opportun pour leur realisation comprendront notamment:

     -    l'importance de la Decouverte;

     -    les caracteristiques geologiques et petrophysiques du gisement;

     - l'emplacement de la Decouverte par rapport a toute autre Decouverte et a un pipeline d'exportation, existant ou en projet;

     -    les   informations   dont  dispose  le   Consortium;   les  conditions
          economiques existantes.

9.3.LE  CARACTERE  COMMERCIAL D'UN GISEMENT SERA DETERMINE PAR LE CONSORTIUM. Si
    -------------------------------------------------------------------------
le Consortium conclut au caractere commercial d'un gisement, il devra soumettre immediatement au Ministre, pour approbation, un plan de developpement et de mise en exploitation du Gisement Commercial. Ledit plan devra notamment comporter:

     a) la delimitation precise et la superficie du perimetre de la Concession demandee a l'interieur du Permis en vigueur pour le Gisement Commercial concerne;

     b) une estimation des reserves recuperables et du profil de production;

     c) la description des travaux necessaires a la mise en exploitation du Gisement Commercial tels que le nombre de puits et les installations requises pour la production, le traitement, le stockage et le transport des Hydrocarbures;

     d) le programme de realisation des travaux vises ci-dessus et la date previsionnelle de commencement de la production;

     e)  une   estimation   des   depenses   d'investissements   et  des   frais
     d'exploitation correspondants.

Dans les soixante (60) jours suivant la reception du plan de developpement et de mise en exploitation, le Ministre pourra proposer des revisions ou des modifications dudit plan, sous reserve que l'approbation de ce plan ne sera pas refusee sans raison dument motivee et que, faute d'une telle approbation dans le delai prevu, le plan sera repute approuve.

9.4. Au cas ou un Gisement Commercial s'etendrait au-dela des limites du Permis, le Ministre pourra, le cas echeant, exiger que le Consortium exploite ledit
Gisement en association avec le titulaire du Permis adjacent suivant les dispositions d'un accord dit ''d'unitisation''.

Le Consortium devra, dans un delai de douze (12) mois apres que le Ministre a formule son exigence, soumettre a ce dernier, pour approbation, le plan de developpement et de mise en exploitation du Gisement Commercial etabli en association  avec  le  TITULAIRE  DU  Permis  adjacent.  En cas de circonstances
                       -------------
exceptionnelles telles que l'importance ou la complexite du developpement propose, ce delai pourra etre prolonge avec l'approbation du Ministre
,APPROBATION  QUI  NE  SERA  PAS  REFUSEE  SANS  RAISON  DUMENT  MOTIVEE.
          ---------------------------------------------------------------

9.5. Au cas ou un Gisement Commercial s'etendrait au-dela du Permis sur une zone non encore couverte par des droits exclusifs de recherche et d'exploitation, l'Etat pourra inclure ladite zone dans le perimetre de la Concession relative audit Gisement.

9.6. Si le Consortium notifie au Ministre qu'un gisement qu'il a decouvert n'est pas un Gisement Commercial, l'Etat aura le choix de faire exploiter ce gisement par le Consortium a condition que l'Etat:

     a) FOURNIT au Consortium toutes les sommes eventuellement  necessaires pour
        -------
     couvrir les nouvelles depenses d'investissement et les frais d'exploitation relatifs a ladite exploitation;

     b) assure l'amortissement par le Consortium, aux taux prevus a l'annexe III de la presente Convention, des installations appartenant au Consortium et effectivement utilisees pour l'exploitation;

     c) verse au Consortium une marge beneficiaire nette exoneree de toutes redevances, impots ou Taxes prevus dans la presente Convention et dans le Code Petrolier, egale a trois pour cent (3%) du Prix du Marche Depart-Champ tel qu'il est defini a l'article 21 ci-dessous.

Le refus d'exploitation dans ces conditions entra nera la mutation au nom de l'Etat du droit d'exploiter le gisement. Dans ce cas, les tubages, tetes de puits et materiels non recuperables directement associes au gisement et dans les limites geographiques de celui-ci, seront remis gratuitement a l'Etat, dans l'etat requis pour la poursuite de travaux, compte tenu de l'etat de l'usure normale.

Les autres installations de champ non directement associees au gisement, ou n'etant pas dans les limites GEOGRAPHIQUES de celui-ci, pourront etre cedees a
                               -------------
l'Etat, a un prix defini en commun accord ou a dire d'experts sauf application des dispositions de l'article 20 ci-dessous.

9.7. Sauf en cas de circonstances exceptionnelles ou imprevues appreciees de commun accord par le Ministre et le Consortium, le Ministre peut demander au Consortium d'abandonner la surface delimitant une Decouverte si le Consortium:

     a) n'a pas demarre les travaux d'evaluation de la Decouverte dans un delai de deux (2) ans apres la date de notification au Ministre de ladite Decouverte visee a l'article 9.2 ci-dessus, a condition que, jusqu'au moment ou un pipeline d'exportation serait realise dans le voisinage de la Decouverte consideree, ce delai de deux (2) ans ne commence pas a courir tant que le Consortium effectuera des travaux d'evaluation d'autres Decouvertes qui selon lui seraient necessaires dans le cadre des conditions economiques prevalantes afin de lui permettre de prendre sa decision relative audit pipeline;

     b) ne considere pas la Decouverte comme etant commerciale dans un delai de douze (12) mois apres l'achevement des travaux d'evaluation a condition que ce delai ne commence pas a courir tant que le Consortium n'aura pas demarre ses travaux d'installation et/ou de raccordement d'un pipeline d'exportation dans le voisinage de ladite Decouverte.

Toute surface ainsi rendue viendra en deduction des surfaces a rendre au titre de l'article 6 ci-dessus et le Consortium perdra tout droit sur les Hydrocarbures qui pourraient etre extraits a partir de la ladite Decouverte.





                                    TITRE III
                                DE L'EXPLOITATION

ARTICLE  10  -  DEMANDE,  OCTROI  ET  DUREE  D'UNE  CONCESSION

10.1. Si le Consortium conclut au caractere commercial d'un gisement conformement a l'article 9.3 ci-dessus, le Consortium devra demander a la date de soumission du plan de developpement et de mise en exploitation du Gisement Commercial concerne, et aura droit a obtenir separement pour chaque Gisement
Commercial selon la procedure prevue par le Code Petrolier une Concession portant sur l'etendue du Gisement Commercial concerne a l'interieur du Permis en cours de validite. Cette Concession sera octroyee pour une duree de vingt-et-cinq (25 ) ans, renouvelable une seule fois pour la meme duree dans des termes qui seront convenus avec l'Etat.

10.2. Le Consortium devra commencer la realisation du plan de developpement et d'exploitation relatif a un Gisement Commercial, conformement au programme approuve a l'article 9.3 ci-dessus, au plus tard trois(3) mois apres l'octroi de
                     ---
la  Concession  et  devra  la  poursuivre  avec  diligence.

     Les resultats acquis au cours du deroulement des travaux, ou certaines circonstances, pourront justifier des changements AU PLAN DE DEVELOPPEMENT ET
                                                     ---------------------------
D'EXPLOITATION ET AU DIT PROGRAMME. Dans ce cas, apres notification au Ministre,
  ---------------------------------
le Consortium pourra effectuer de tels changements sous reserve que les objectifs fondamentaux dudit plan de developpement et d'exploitation ne soient pas modifies.

10.3. Le Consortium devra notamment, conformement aux pratiques de l'industrie petroliere internationale:

     a) appliquer a la mise en exploitation d'un Gisement Commercial les methodes les plus appropriees pour eviter les pertes d'energie et de produits industriels;

     b) assurer la conservation du gisement et porter au maximum son rendement economique en Hydrocarbures;

     c) proceder des que possible aux etudes de recuperation assistee et utiliser de tels procedes s'ils conduisent dans des conditions economiques a une amelioration du taux de recuperation des Hydrocarbures.

10.4. Le Consortium pourra, a tout moment, renoncer, en tout ou partie, a une Concession. La renonciation prendra effet a compter de la date fixee dans sa notification par le Consortium, moyennant un preavis minimum de trois (3) mois. En cas de renonciation d'une Concession, aucune penalite ne sera appliquee au Consortium. Toutefois, toute renonciation, retrait ou expiration d'une Concession ne mettra pas fin aux obligations du Consortium de verser les sommes dues et payables a l'Etat au titre de la presente Convention se rapportant a la periode anterieure a la renonciation, au retrait ou a l'expiration ni aux obligations de fournir a l'Etat tous rapports et informations conformement a l'article 18 ci-dessous.

Au moment de la renonciation, du retrait ou de l'expiration d'une Concession, d'un commun accord avec le Ministre, le Consortium executera, a ses frais et conformement aux pratiques de l'industrie petroliere internationale, tous les travaux necessaires afin d'abandonner l'exploitation ou de la transferer a l'Etat, le cas echeant. Le Consortium prendra toute precaution necessaire pour eviter tout danger a la vie des personnes et a la propriete des Tiers. Si l'Etat souhaite continuer l'exploitation du gisement en question apres la Date d'Effet de la renonciation, du retrait ou de l'expiration, il pourra demander au Consortium d'en continuer l'exploitation pendant une periode maximale de six (6) mois a compter de la date d'effet de la renonciation ou du retrait.

10.5.     LA  PRESENTE  CONVENTION  CORRESPOND  A  LA  <<  CONVENTION-TYPE  >>
          ----------------------------------------------------------------------
MENTIONNEE  DANS  LE CODE PETROLIER, NOTAMMENT AUX ARTICLES 22, 25, 26, 27 ET 31
--------------------------------------------------------------------------------
DE  L'ORDONNANCE  N*7/PC/TP/MH  DU  3  FEVRIER  1962  POUR  CE  QUI CONCERNE LES
--------------------------------------------------------------------------------
CONCESSIONS  OCTROYEES  AU  CONSORTIUM  DANS LE CADRE DE LA PRESENTE CONVENTION.
--------------------------------------------------------------------------------


ARTICLE  11  -  PROGRAMMES  DE  PRODUCTION

11.1. Le Consortium s'engage a produire des quantites raisonnables d'Hydrocarbures a partir de chaque Gisement Commercial selon les normes en usage dans l'industrie petroliere internationale, en considerant principalement les regles de bonne conservation des gisements et la recuperation optimale des reserves d'Hydrocarbures dans des conditions economiques.

11.2. En cas de production, le Consortium devra avant le premier novembre de chaque Annee Civile, soumettre pour approbation au Ministre le programme de production de chaque Gisement Commercial et le Budget correspondant etablis pour l'Annee Civile suivante. L'approbation sera accordee de droit si le programme est conforme aux dispositions de l'article 11.1 ci-dessus.

11.3. Le Consortium s'efforcera de produire durant chaque Annee Civile, les quantites estimees dans le programme de production defini ci-dessus.



ARTICLE  12-  GAZ  NATUREL

12.1. Le Consortium aura le droit d'utiliser le Gaz Associe pour les besoins des Operations Petrolieres, y compris pour sa reinjection dans les Gisements Commerciaux.

Toute quantite de Gaz Associe non utilisee pour les besoins des Operations Petrolieres et dont le traitement et l'utilisation selon le Consortium, ne sont pas economiques, devra (sous reserve du droit de l'Etat de prendre ce Gaz et d'en disposer dans les conditions ci-apres stipulees) etre reinjectee dans le sous-sol, ou lorsque les regles de l'art de l'industrie petroliere internationale ne l'exigent pas pourra etre brulee avec l'approbation du Ministre, APPROBATION QUI NE SERA PAS REFUSEE SI LE BRULAGE DU GAZ EST CONFORME
           ---------------------------------------------------------------------
AUX  REGLES  DE  L'ART  DE  L'INDUSTRIE  PETROLIERE  INTERNATIONALE.
--------------------------------------------------------------------

Le Consortium devra, sauf en cas d'urgence, demander cette approbation du Ministre au moins trois (3) mois a l'avance en fournissant les justifications necessaires montrant notamment que tout ou partie de ce Gaz ne peut etre utilement et economiquement utilise pour ameliorer le taux economique maximal de reinjection suivant les dispositions de l'article 10.3 ci-dessus.

Dans le cas ou le Consortium decide de traiter et vendre le Gaz Naturel Associe, le Consortium le notifiera au Ministre; les Parties devront alors se concerter des que possible en vue de parvenir a un accord concernant le traitement et la vente dudit gaz.

Lorsque le Consortium decide de ne pas traiter et vendre le Gaz Naturel Associe non requis pour les besoins des Operations Petrolieres, l'Etat peut decider a n'importe quel moment d'enlever tout ou partie dudit Gaz, a la sortie des installations de separation du Petrole Brut et du Gaz Naturel. Le Gaz susvise sera mis gratuitement a la disposition de l'Etat, sous reserve que celui-ci supporte tous les couts additionnels necessaires au traitement et a l'enlevement du Gaz au-dela du point ou il serait brule.

12.2. Si le Consortium fait une Decouverte de Gaz Naturel Non Associe qu'il considere potentiellement commerciale, il le notifiera des que possible au Ministre. Les Parties se concerteront afin de decider, au vu de l'ensemble des informations disponibles, si la production et la vente de ce Gaz par le
Consortium  sont  possibles,  dans  ce  cas  ,  sous  quelles  conditions.

Si le Consortium considere qu'une Decouverte de Gaz Naturel Non Associe n'est pas immediatement commerciale mais envisage sa commercialisation future compte tenu de son importance et des previsions raisonnables d'evolution du marche, l'Etat accordera au Consortium une prolongation du Permis a l'interieur de la superficie se rapportant a ladite Decouverte. Par derogation a l'article 8.1 ci-dessus, la taxe superficiaire relative a cette prolongation sera de cent (100,00) Dollars US par kilometre carre et par an. L'Etat et le Consortium se mettront d'accord sur la duree de validite de cette prolongation qui tiendra compte de la periode d'attente inevitable avant la mise en exploitation de la decouverte. Pendant cette prolongation, l'Etat et le Consortium maintiendront une collaboration etroite en vue d'etudier l'evolution du marche et d'accelerer autant que possible la mise en exploitation de la Decouverte, des que les conditions economiques le permettront.

12.3.  Le  prix  paye  pour  le  Gaz  Naturel  (''le  Prix  du  Marche'')  sera:

     a) en ce qui concerne les ventes a des acheteurs independants, egal au prix net realise obtenu pour la vente de ce Gaz Naturel;

     b) en ce qui concerne les ventes autres qu'a des acheteurs independants, determines par accord entre l'Etat et le Consortium, en prenant notamment en consideration:

     -    la quantite et la qualite du Gaz Naturel;

     - les prix de vente du Gaz Naturel produit a partir d'autres sources au Tchad et vendu dans des conditions de marche comparable, le cas echeant;

     -    l'utilisation prevue pour le Gaz Naturel;

     - le prix du marche national et international pour les energies de substitution.

Afin de determiner le Prix du Marche Depart-Champ applicable au Gaz Naturel, ce prix de Marche sera ajuste au point de mesure precise a l'article 13.1 en deduisant le cout de transport, deduction faite dans les memes conditions que celles prevues a l'article 21.3 dans le cas du Petrole Brut.




ARTICLE  13-  MESURE  DES  HYDROCARBURES

13.1. Le Consortium devra mesurer, a la bride de sortie du reservoir de stockage de chaque Concession, ou, en cas de Gaz Naturel, a la sortie de l'usine de traitement ou des installations de separation ou de traitement le cas echeant, ou a tout autre point fixe d'un commun accord entre les Parties, tous les Hydrocarbures produits dans chaque Concession, apres extraction de l'eau et des substances connexes, en utilisant, apres approbation du Ministre, les appareils de procedures de mesure conformes aux methodes en usage dans l'industrie petroliere internationale. Le Ministre aura le droit d'examiner ces mesures et d'inspecter les appareils et procedures utilises.

13.2. Si au cours de l'exploitation, le Consortium desire modifier lesdits appareils ou les procedures, il devra obtenir l'approbation du Ministre. Le Ministre peut exiger qu'aucune modification ne soit faite sans la presence de son representant dument mandate.

13.3. Le Ministre peut a tout moment exiger que les appareils de mesure soient testes ou calibres a tels dates ou intervalles et par tels moyens qu'il specifiera dans sa demande, conformement aux pratiques de l'industrie petroliere internationale.

13.4. Lorsque les appareils ou les procedures utilises ont conduit a une surestimation ou a une sous-estimation des quantites mesurees, l'erreur sera reputee exister depuis la date de la derniere calibration des appareils, a moins que le contraire puisse etre justifie, et un ajustement approprie sera realise pour la periode correspondante.

13.5. Si des pertes exceptionnelles d'Hydrocarbures ont eu lieu, le Consortium soumettra un rapport au Ministre, specifiant les circonstances de ces pertes et la quantite, si elle peut etre estimee.

En cas de pertes d'Hydrocarbures dues au non respect par le Consortium des pratiques generalement acceptees par l'industrie petroliere internationale, le Consortium en sera responsable, et les Parties se concerteront en vue de les reduire ou de les eliminer.

ARTICLE  14  -  TRANSPORT  DES  HYDROCARBURES

14.1. Conformement au Code Petrolier, le Consortium aura le droit de transporter ou DE FAIRE TRANSPORTERen conservant la propriete, les produits de son
    ----------------------
exploitation vers les points de stockage, de traitement, de chargement ou de grosse consommation, ou jusqu'au Point de Livraison.

14.2. L'Etat aura une option de participation dans tout projet de production et/ou projet de pipeline d'exportation, a condition que l'Etat supporte toujours les frais d'un tel projet proportionnellement a sa participation eventuelle.

Au cas ou des accords interviendraient entre l'Etat et des etats voisins pour permettre ou faciliter la mise en exploitation du principal pipeline d'exportation propose par le Consortium, ainsi que le transport par ce pipeline de ses Hydrocarbures a travers les territoires de ces etats voisins, l'Etat sans discrimination accordera au Consortium tous les avantages de ces accords, a l'exception des avantages particuliers qui pourraient etre consentis specifiquement a l'Etat en tant qu'utilisateur du pipeline.

Le Consortium et l'Etat negocieront les conditions qui seront applicables a l'installation et a l'exploitation du pipeline d'exportation en collaboration avec les gouvernements des etats voisins concernes.

14.3. L'autorisation de transport est accorde de droit sur leur demande, soit au Consortium, soit individuellement a chacune des entites formant le Consortium. L'approbation d'un projet de canalisation, tel que prevue par le Code Petrolier, ne pourra etre refusee si le projet est conforme a la reglementation en vigueur et permet d'assurer le transport des produits extraits dans les meilleures conditions techniques et economiques.

14.4. Les droits specifies a cet article 14 peuvent etre cedes individuellement ou conjointement dans les conditions exposees dans cette Convention.

Les beneficiaires des cessions ci-dessus seront soumis aux conditions de la presente Convention en ce qui concerne la construction et l'exploitation des installations et pipelines concernes; ils devront en outre remplir les conditions exigees du Consortium en vertu de cette Convention et du Code Petrolier tant sur le plan legal qu'en ce qui concerne le controle de la societe.

14.5. Le Consortium ou ses beneficiaires de cession ou d'autres personnes morales peuvent conclure DES CONTRATS D'ASSOCIATION ou des contrats analogues en
                         --------------------------
vue de transporter conjointement les produits extraits de leurs exploitations sous reserve des dispositions de l'article 14.6. ci dessous. Ils pourront en outre conclure des contrats avec des tiers pour la construction et l'exploitation des pipelines.

Tous protocoles, accords ou contrats relatifs en particulier a la construction et a l'exploitation d'un pipeline, au partage des frais, des resultats financiers et, en cas de dissolution de l'entreprise, de l'actif, devront, afin de pouvoir etre agrees, etre joints a toute demande d'autorisation de transport.

Si le Consortium est tenu par contrat de laisser a d'autres personnes morales la disposition d'une part des produits extraits, il devra, a la demande de ces personnes morales, assurer le transport de ces produits comme s'il s'agissait des siens, dans les conditions specifiees a l'article 14.8 ci-dessous.

14.6. Le trace des pipelines et leurs specifications seront etablis de maniere a assurer la collecte, le transport et l'evacuation des produits des gisements dans les meilleures conditions techniques et economiques possibles et en particulier de facon a assurer la meilleure valorisation globale, au depart des gisements, de ces produits.

Afin d'assurer l'observation des dispositions de l'alinea precedent, en cas de decouverte par des Tiers d'autres gisements exploitables dans la meme region geographique, une decision du Ministre peut en particulier, en l'absence d'accord mutuel, obliger les titulaires des droits miniers ou les beneficiaires des cessions visees a l'article 14.4. ci-dessus, a s'associer a d'autres exploitants en vue de la construction ou de l'utilisation en commun des installations et pipelines pour tout ou partie de la production de ces gisements. En cas de desaccord entre les parties en question, pour une telle association, le Ministre soumettra le differend a arbitrage selon une procedure telle que prevue dans la presente Convention.

14.7. L'agrement d'un projet de pipeline par decret du Conseil des Ministres emportera declaration d'utilite publique.

De plus, l'agrement d'un projet de pipeline comportera pour le Consortium ou l'exploitant le droit de construire des installations et pipelines sur des terrains greves des servitudes de passage. Le(s) proprietaire(s) des terrains PRE-CITES devront (devra) s'abstenir de tout acte pouvant gener l'exploitation
---------
convenable  des  installations  et  des  pipelines.

Si  les installations ou pipelines genent l'utilisation normale d'un terrain, le
(s)  proprietaire  (s)  peut  (peuvent) en obtenir l'achat PAR LE CONSORTIUM sur
                                                           -----------------
simple demande. La valeur du terrain, en l'absence d'accord mutuel, sera etablie selon la meme procedure que pour une expropriation.

Sauf cas de force majeure ou autres cas justifiant un retard, le Consortium ou ses associes ou les beneficiaires de cessions visees a l'article 14.4. ci-dessus, seront tenus d'entreprendre ou de faire entreprendre les travaux proposes dans les deux (2) ans qui suivent l'agrement du projet, sous peine d'annulation de celui-ci.

14.8. La societe chargee d'exploiter le pipeline construit conformement aux articles 14.1, 14.2 et 14.4 ci-dessus peut, en l'absence d'accord mutuel, etre obligee sur decision du Ministre d'accepter en plus de sa propre exploitation le passage de produits provenant d'exploitations autres que celle ayant motive l'agrement du projet, jusqu'a utilisation de la capacite maximale du pipeline.

Les produits de meme qualite transportes dans les memes conditions de regularite et de debit seront soumis au meme tarif.

TOUT  DIFFERENT  PROVENANT  DE L'APPLICATION DES DISPOSITIONS DU PRESENT ARTICLE
--------------------------------------------------------------------------------
SERA  REGLE  SELON  LA  PROCEDURE  D'ARBITRAGE  PREVU  A  L' ARTICLE 33 DE CETTE
--------------------------------------------------------------------------------
CONVENTION.
-----------

14.9. Le tarif de transport sera etabli par les societes chargees du transport. II sera soumis au controle du Ministre. A cet effet, ce tarif devra etre presente au Ministre deux (2) mois avant le debut des operations. Notification de toute modification ulterieure SERA donnee au Ministre avec des explications
                                   ----
appropriees, un (1) mois avant la date effective. Pendant ces delais de preavis, le Ministre pourra s'opposer au tarif propose.

Ce  tarif  devra  en  particulier:

     -  comprendre  un  coefficient  d'utilisation  des  installations;

     -  tenir  compte  de  l'amortissement  des  installations  et  pipelines;

     -  tenir  compte  des  distances;

     - permettre une marge beneficiaire comparable a celle habituellement admise dans l'industrie petroliere internationale pour des installations comparables fonctionnant dans des conditions analogues.

En cas de variation importante des elements constitutifs de tarif, de nouveau tarif tenant compte de ces variations devront etre etablis et controles suivant les modalites prevues ci-dessus, a la demande du Ministre.

14.10. Toute personne morale transportant des Hydrocarbures au Tchad devra, en ce qui concerne l'implantation des installations et pipelines et leur exploitation, se soumettre aux obligations fiscales specifiees dans la presente Convention.

14.11. Les dispositions de l'article 14 ne seront pas applicables aux installations et pipelines (inter champs) construits a l'interieur d'une Concession. L'occupation des terrains necessaires a ces installations et pipelines aura lieu conformement a la procedure exposee a l'article 3 ci-dessus de la presente Convention.


ARTICLE  15-  OBLIGATION  D'APPROVISIONNEMENT  DU  MARCHE
INTERIEUR

15.1 Dans le cas ou l'Etat ne peut satisfaire les besoins de la consommation interieure en Petrole Brut a partir de la part de tous les Petroles Bruts produits dans le pays lui revenant, le Consortium s'engage sur sa production de Petrole Brut a vendre a l'Etat par priorite la part necessaire a la satisfaction des besoins de la consommation interieure du pays, egale au maximum au pourcentage que la Production Totale represente par rapport a la quantite totale de Petrole Brut produit en Republique du Tchad.

15.2. Le Ministre notifiera par ecrit au plus tard le premier octobre, la quantite de Petrole Brut qu'il choisira d'acheter, conformement aux dispositions du present article au cours de l'Annee Civile suivante.

15.3. Le Petrole Brut vendu a l'Etat ou a la personne designee par l'Etat, a cet effet, au titre du present article sera paye en FRANCS CFA, et le prix du baril
                                                 ----------
sera egal au prix de revient du brut Depart-Champ plus le cout de transport jusqu'au lieu de livraison augmente de trente cents americain (US$ 0,30) sauf si les Parties en decident autrement. Cette livraison ne sera soumise a aucune redevance ni impot sur le benefice . Ce Petrole Brut sera livre a l'Etat a la sortie des centres principaux de collecte des champs de production (ou le Consortium sera tenu d'assurer le stockage de ces Petroles Bruts a ses frais) pendant une duree d'au moins de deux (2) mois et au-dela a la charge de l'Etat, sauf si les Parties en conviennent autrement. Les livraisons seront effectuees selon des modalites fixees par accord entre les Parties.

15.4. Toutes sommes dues au Consortium au titre de cet article seront payables en monnaie ayant cours legal au Tchad. Au debut de chaque mois, le Consortium facture a l'Etat pour les livraisons effectuees au cours du mois precedent. L'Etat reglera dans les soixante (60) jours suivants. La conversion entre le Dollar et la FRANCS CFA s'effectuera sur la base de la moyenne arithmetique des
              ----------
taux de change journaliers cotes, a la cloture de chaque jour ouvrable pendant le mois de livraison, sur le marche des changes de Paris.

                                   TITRE   IV
            DISPOSITIONS COMMUNES A LA RECHERCHE ET A L'EXPLOITATION

ARTICLE  16-  PROGRAMMES  ANNUELS  DE  TRAVAUX

16.1. Le Consortium soumettra au Ministre, dans les trente (30) jours suivant la Date d'Effet de la Convention, le Programme Annuel de Travaux et le Budget correspondant pour l'Annee Civile en cours .

Deux (2) mois avant le terme de chaque Annee Civile, le Consortium soumettra au Ministre le Programme Annuel de Travaux et le Budget correspondant prevus pour l'Annee Civile suivante.

Le Programme Annuel de Travaux et le Budget preciseront les travaux relatifs aux differentes activites de recherche, d'evaluation, developpement, de production et de transport.

16.2. Le Ministre ne pourra refuser le Programme Annuel de Travaux sans raison dument motivee. Toutefois, le Ministre pourra proposer des revisions ou modifications au Programme Annuel de Travaux en les notifiant au Consortium dans un delai de trente (30) jours suivant la reception de ce Programme.

Dans ce cas, le Ministre et le Consortium se reuniront des que possible pour etudier les revisions ou modifications demandees et etablir par accord mutuel le Programme Annuel de Travaux et le Budget correspondant dans leur forme definitive, suivant les regles de l'art en usage dans l'industrie petroliere internationale.

SI  LE  MINISTRE  OMET  DE  NOTIFIER  AU  CONSORTIUM  SON  DESIR  DE REVISION AU
--------------------------------------------------------------------------------
MODIFICATION  DANS  LE  DELAI  DE  TRENTE  (30) JOURS CI-DESSUS MENTIONNE, LEDIT
--------------------------------------------------------------------------------
PROGRAMME  ANNUEL  DE  TRAVAUX ET LE BUDGET CORRESPONDANT SERONT REPUTES ADOPTES
--------------------------------------------------------------------------------
PAR  LE  MINISTRE  A  LA  DATE  D'EXPIRATION  DUDIT  DELAI.
-----------------------------------------------------------

16.3. Les resultats acquis au cours du deroulement des travaux ou certaines circonstances pourront justifier des changements au Programme Annuel de Travaux. Dans ce cas, apres notification au Ministre, le Consortium pourra effectuer de tels changements sous reserve que les objectifs fondamentaux dudit Programme Annuel de Travaux ne soient pas modifies.

16.4. Tout Programme Annuel de Travaux et le Budget correspondant soumis au Ministre au cours des periodes de renouvellement du Permis seront, en ce qui concerne les travaux de recherches, approuves de droit a condition d'etre conforme aux obligations de travaux prevues a l'article 7 ci-dessus.

ARTICLE  17-  SURVEILLANCE  ADMINISTRATIVE  DES  OPERATIONS  PETROLIERES

17.1. Les Operations Petrolieres seront soumises au controle technique et administratif des representants du Ministere.

Les agents dument habilites auront le droit de surveiller les Operations Petrolieres et d'inspecter, a intervalles raisonnables, les installations et equipements, materiels, enregistrements et registres afferents aux Operations Petrolieres.

17.2. Le Consortium devra notifier au Ministre, avant leur realisation, les Operations Petrolieres telles que campagne geologique ou geophysique, sondage, essais de puits, afin que des representants du Ministere puissent assister auxdites Operations sans pour autant causer de retard dans le deroulement normal des operations.

Au cas ou le Consortium deciderait d'abandonner un forage, il devra le notifier au Ministre deux (2) jours avant l'abandon, ou le cas echeant, vingt(20)jours avant l'abandon d'un puits de production.

17.3. Le Ministre ou son representant dument designe pourra demander au Consortium de realiser a la charge de ce dernier tous travaux juges necessaires pour assurer la securite et l'hygiene normales pendant les Operations
Petrolieres, conformement aux pratiques de l'industrie petroliere internationale.

17.4. Dans la conduite des Operations Petrolieres, le Consortium observera toutes les directives ecrites faites par le Ministre conformement au Code Petrolier, ainsi que toutes les directives donnees, les restrictions imposees ou les injonctions faites par ecrit par un agent dument habilite a cet effet. Toutefois, aucune directive, restriction ou injonction ne sera donnee, imposee ou faite si elle n'est pas raisonnable ou conforme aux dispositions de la presente Convention ou aux regles de l'art de l'industrie petroliere internationale. Si le Consortium refuse de telles directives, restrictions ou injonctions parce qu'il les considere comme non raisonnables ou non conforme a la presente Convention ou aux regles de l'art de l'industrie petroliere, le litige pourra etre soumis a l'arbitrage, conformement aux disposition de l'article 33 ci-dessous.

17.5. L'Etat assurera que tous ses representants respecteront strictement toute instruction des representants du Consortium relatives a la securite des personnes et des lieux et que toute inspection se fera de facon a gener le moins possible les operations du Consortium.

ARTICLE  18-  INFORMATIONS  ET  RAPPORTS

18.1. Conformement au Code Petrolier, le Consortium devra maintenir en tout temps des releves et registres de toutes ses Operations Petrolieres au Tchad.

18.2. Les diagraphies, cartes et bandes magnetiques, deblais de forage, carottes, echantillons et toutes les autres informations et donnees geologiques et geophysiques obtenues par le Consortium a l'occasion des Operations Petrolieres (ci-apres denommees " les Donnees Petrolieres ") sont la propriete de l'Etat, et devront etre fournis au Ministre des que possible apres leur obtention ou preparation sauf dispositions contraires prevues ci-dessous, et ne pourront etre ni publies, reproduits ou faire l'objet de transaction sans l'autorisation du Ministre.

18.3.  Le  Consortium  pourra  :

     a) conserver pour les besoins des Operations Petrolieres copies des documents constituant les Donnees Petrolieres;

     b) avec l'autorisation du Ministre, qui ne sera pas refusee ou retardee sans raison valable, conserver pour les besoins des Operations Petrolieres les documents originaux constituant les Donnees Petrolieres, a condition que si les documents sont reproductibles, des copies aient ete fournies au Ministere;

     c) exporter librement pour traitement, analyse ou examen de laboratoire, les Donnees Petrolieres, a condition que les installations le permettent, les echantillons equivalents en taille et qualite ou pour les documents reproductibles des copies de qualite equivalente aient ete fournis au prealable au Ministre.

En particulier le Consortium fournira au Ministre des que possible une copie des versions definitives des rapports de mesures et d'interpretation geophysiques, des rapports geologiques, des diagraphies et des rapports de forage.

Toutes les cartes, sections, profils et tous autres documents geophysiques ou geologiques seront fournis au Ministre egalement sur un support transparent adequat pour reproduction ulterieure.

Le Consortium devra fournir au Ministre ou a son representant une portion representative des carottes, deblais de forage ou echantillons des fluides produits pendant des tests ou essais de production.

A l'expiration ou en cas de renonciation ou resiliation de la presente Convention, les documents originaux y compris les bandes magnetiques en cas de demande, seront transferes au Ministre.

18.4. Le Consortium fournira au Ministre les rapports periodiques suivants en francais et en anglais :

     a) un rapport quotidien sur l'avancement des forages et sur la production, ainsi qu'un rapport hebdomadaire sur les travaux geophysiques en cours ;

     b) dans les trente (30) jours suivant la fin de chaque Trimestre un rapport relatif aux Operations Petrolieres realisees pendant le Trimestre ecoule ;

     c) dans les soixante (60) jours suivant la fin de chaque Annee Civile un rapport de synthese des Operations Petrolieres realisees pendant l'Annee Civile indiquant entre autres informations :

     - les Decouvertes effectuees par bassin, avec estimations des reserves par gisement individuel;

     - les activites d'evaluation executees au cours de l'Annee Civile et prevues pour l'Annee Civile en cours, avec les raisons justifiant la determination du Consortium, selon l'article 9.2 ci-dessus, concernant les travaux necessaires ;

     - les caracteristiques geologiques et petrophysiques ainsi que la delimitation estimee de chaque gisement et les resultats des tests de production realises;

     -    l'analyse   technico-economique   detaillee  de  la  commercialite  de
          l'ensemble de ces reserves avec indication des investissements, couts, production, sequence hypothetique de developpement de gisements ;

     -    les  conditions   concernant  la  viabilite   economique  d'un  projet
          d'exportation   et  les   recommandations   pour  les  travaux  futurs
          d'exploration et d'evaluation ;

     - une estimation detaillee des depenses encourues et une liste du personnel employe par le Consortium.

Le Consortium s'engage a presenter chaque annee aux representants officiels de l'Etat en un lieu choisi par accord mutuel, le rapport susvise et a verser a concurrence de soixante-quinze-mille (75.000) Dollars US les depenses encourues par lesdits representants pour leur transport et sejour.

18.5. La presente Convention, ainsi que toutes les informations fournies par l'une des Parties a l'autre a l'occasion de la presente Convention, si elles portent la mention " Confidentiel ", seront considerees comme confidentielles jusqu'a l'abandon de la surface a laquelle l'information se rapporte, sauf:

     - pour les Donnees Petrolieres etant entendu qu'aux fins du present alinea cette expression ne comprend ni les interpretations, ni les rapports

     - d'interpretation qui ne seront confidentielles que pendant une duree de cinq (5) ans a compter de leur obtention; et

     -    pour la Convention qui restera confidentielle pendant sa validite.

Toutefois, chaque Partie pourra divulguer ces informations a toute personne employee par elle ou travaillant pour son compte, qui devra s'engager a les traiter confidentiellement.

Le Consortium pourra egalement communiquer ces informations (y compris cette Convention) a ses Societes Affiliees, a tous consultants professionnels et conseillers juridiques, a tout Tiers qui, en toute bonne foi, s'interesse a devenir une societe - membre du Consortium, a tous comptables, assureurs, preteurs, et aux representants des gouvernements qui auront besoin d'en prendre connaissance ou qui auront le droit d'exiger une telle revelation. Le Consortium aura, en outre, le droit d'echanger des informations techniques avec des Tiers conformement aux pratiques de l'industrie petroliere internationale, a condition que le Consortium tienne l'Etat au courant de tels echanges d'information. Le Consortium obtiendra de tout Tiers concerne un engagement ecrit, de garder confidentielles les informations ainsi echangees.

En outre, le Ministre pourra utiliser les informations fournies par le Consortium dans le but de preparer et de publier tout rapport requis par la loi ainsi que tout rapport et etude d'interet general.

18.6. Nonobstant les dispositions de l'article 18.5 ci-dessus , le Ministre pourra mettre dans le domaine public toute information relative a une zone sur laquelle le Consortium n'a plus de droit a la suite de leur expiration, de la renonciation, du retrait ou de la resiliation de la Convention sur ladite zone.

18.7. L'intention des Parties n'est pas d'appliquer les dispositions du present article de facon a surcharger anormalement l'administration du Consortium. Au cas ou, selon le Consortium, l'application d'une disposition quelconque de l'article 18 aurait cet effet, les Parties se reuniront pour se mettre d'accord sur un allegement approprie de l'obligation concernee.

18.8. Nonobstant toute disposition contraire de cette Convention, le Consortium ne sera pas oblige de divulguer a l'Etat sa technologie confidentielle ou celle de ses Societes Affiliees.

ARTICLE  19 - FORMATION  DU  PERSONNEL  ET  EQUIPEMENTS

19.1. Le Consortium devra des le debut des Operations Petrolieres assurer l'emploi en priorite, A QUALIFICATION EGAL des citoyens tchadiens et contribuer
                       --------------------
a la formation de son personnel afin de permettre son accession a tous emplois d'ouvriers qualifies, d'agents de ma trise, de cadres et de Directeurs.

 A la fin de chaque Annee Civile, le Consortium preparera, en accord avec le Ministre, un plan de recrutement et un plan de formation pour parvenir a une participation de plus en plus large du personnel tchadien aux Operations Petrolieres.

19.2. Afin notamment de faciliter l'emploi du personnel tchadien, le Consortium pourvoira, en vue de la satisfaction de ses besoins, a la formation et au perfectionnement de son personnel employe pour les Operations Petrolieres. Le Consortium s'efforcera egalement de pourvoir a la formation et au perfectionnement des agents du Ministere charge des Mines, de l'Energie et du Petrole .

Le Consortium organisera cette formation et ce perfectionnement, selon un plan etabli en accord avec le Ministre, soit au sein de son entreprise, soit dans d'autres entreprises au moyen de stage ou d'echange de personnel, tant au Tchad qu'a l'etranger.

A ces fins, le Consortium consacrera au plan de formation du personnel tchadien:

     a) A compter de la date d'approbation de la presente Convention, le Consortium s'engage a encourir annuellement des depenses a concurrence de soixante-quinze-mille (75.000) Dollars US, pour le renforcement des capacites nationales et l'equipement du Ministere des Mines, de l'Energie et du Petrole.

     a) des l'octroi au Consortium de sa premiere Concession, ce montant annuel destine a la formation et l'equipement sera porte a deux-cents mille (200.000) Dollars US.

19.3. Le personnel etranger employe par le Consortium et ses sous-traitants pour les besoins des Operations Petrolieres sera autorise a entrer en Republique du Tchad. Le Ministre facilitera la delivrance et le renouvellement des pieces administratives necessaires a l'entree et au sejour en Republique du Tchad dudit personnel et de leurs familles.

En  aucune  maniere,  l'alinea  precedent  ne  pourra  etre interprete comme une derogation  a  la  legislation  EN  VIGUEUR concernant l'entree  ou la sortie du
                                -----------
territoire de la Republique du Tchad, dans la mesure ou cette legislation sera appliquee sans discrimination a toute personne arrivant en Republique du Tchad ou la quittant.

ARTICLE  20-  PROPRIETE  DES  BIENS

20.1.Tous les biens, meubles et immeubles acquis et possedes par le Consortium, deviendront la propriete de l'Etat a titre gratuit, a la date d'expiration ou de resiliation de la Convention ou d'une Concession, ou a la date de renonciation en cas de rendu de surface pour les biens qui ne seraient pas necessaires aux Operations Petrolieres dans les zones autres que celles rendues. Dans le cas ou le Consortium n'aurait pas, a ladite date d'expiration, de resiliation ou de renonciation, ete titulaire d'une Concession, cette obligation s'appliquera seulement aux biens immeubles.

Si le Ministre decide de ne pas utiliser lesdits biens, il pourra demander au Consortium de les enlever aux frais de ce dernier, demande qui devra etre faite avant ladite date d'expiration, de resiliation ou de renonciation.

Le Consortium ne pourra enlever ou vendre des biens de la Zone Contractuelle susceptibles d'etre transferes a l'Etat au titre du present article, qu'apres l'approbation du Ministre, a l'exception du remplacement des biens qui seraient necessaires a la poursuite normale des Operations Petrolieres.

20.2. Dans les soixante (60) jours suivant l'expiration ou renonciation a une Concession ou son retrait, le Consortium devra remettre a titre gratuit a l'Etat tous les puits productifs realises par le Consortium a l'interieur du perimetre de ladite Concession, en bon etat de marche pour poursuivre l'exploitation (compte- tenu DE L'ETAT de l'usure normale) sauf si le Ministre exige leur
                ----------
abandon,  ou  si  ces  puits  ont  deja  ete  abandonnes.

20.3. Pendant la duree de validite du Permis et des Concessions en resultant, les sondages reconnus d'un commun accord inaptes, a la poursuite des recherches ou d'exploitation, pourront etre repris a titre gratuit par l'Etat et convertis en puits a eau. Le Consortium sera tenu a laisser en place les tubages sur la hauteur demandee ainsi que, eventuellement, la tete de puits et d'effectuer a sa charge, a l'occasion des operations d'abandon dudit sondage et dans la mesure du possible du point de vue technique et economique, la completion du sondage dans la zone a eau qui lui sera demandee.

                                     TITRE V

                      DISPOSITIONS ECONOMIQUES ET FISCALES


ARTICLE  21  -  PRIX  DU  PETROLE  BRUT

21.1. Le prix de vente unitaire du Petrole Brut, pris en consideration pour le calcul de l'impot direct sur les benefices et de la redevance, sera le Prix du
Marche au Point de Livraison (" le Prix du Marche "), exprime en Dollars par baril, tel que determine ci - dessous:

     a) a la fin de chaque Trimestre a compter du commencement de la production commerciale du Petrole Brut, un Prix du Marche pour chaque type de Petrole Brut ou melange de Petroles Bruts, vendu sera determine.

     b) dans le cas ou les ventes a des acheteurs independants representent 50% ou plus du Petrole Brut de la Zone Contractuelle, vendu par le Consortium au Point de Livraison au cours du Trimestre, le Prix du Marche applicable au cours du Trimestre sera egal a la moyenne ponderee des prix obtenus au cours dudit Trimestre par le Consortium pour le Petrole Brut de la Zone Contractuelle dans les contrats de vente a des acheteurs independants.

     c) si les ventes a des acheteurs independants representent moins de cinquante pour cent (50%) du Petrole Brut de la Zone Contractuelle, vendu par le Consortium au Point de Livraison au cours du Trimestre, le Prix du Marche applicable au cours du Trimestre sera la moyenne ponderee :

1. De la moyenne ponderee des prix obtenus aupres d'acheteurs independants au cours du Trimestre en question, si de telles ventes de Petrole Brut de la Zone Contractuelle par le Consortium ont eu lieu ; et

2 . De la moyenne des prix auxquels des Petroles Bruts, de densite et qualite similaires a celle du Petrole Brut de la Zone Contractuelle, ont ete vendus au cours du Trimestre en question dans des conditions commerciales comparables entre acheteurs et vendeurs independants. Les prix de Petroles Bruts de reference seront ajustes pour tenir compte des differences de qualite, quantite, transport et conditions commerciales.

La moyenne ponderee susmentionnee sera determinee a partir des pourcentages en volume dans le total des ventes a partir de la Zone Contractuelle que les ventes faites au titre de l'alinea 1, a des acheteurs independants, ou de l'alinea 2, represente respectivement.

d ) Au sens du present article, les ventes a des acheteurs independants excluent les transactions suivantes:

     - ventes dans lesquelles l'acheteur est une Societe Affiliee du vendeur, ainsi que les ventes entre les entites constituant le Consortium;

     -    ventes sur le marche interieur tchadien;

     - ventes comportant une contrepartie autre qu'un paiement en devise (tels que contrat d'echange, ventes d 'etat a etat') ou ventes motivees, en tout ou partie, par des considerations autres que les pratiques economiques usuelles dans les ventes de Petrole Brut sur le marche international.

     e) tous les prix susvises seront ajustes aux points de chargement effectifs du Consortium.

     f) aux fins de cet article, les ventes pour satisfaire les besoins de la consommation interieure en Petrole Brut de la Republique du Tchad conformement a l'article 15 ci-dessus seront exclues de la determinationdu Prix du Marche.


21.2. Dans les trente (30) jours suivant la fin de chaque Trimestre, le Consortium determinera selon les stipulations de l'article 21.1 ci-dessus, le Prix du Marche du Petrole Brut produit , applicable au Trimestre precedent et soumettra cette determination au Ministre.

 Si dans les trente (30) jours suivant cette soumission, le Ministre n'accepte pas la determination du Consortium du Prix de Marche, le Consortium et le Ministre se reuniront pour convenir de la determination du Prix de Marche. Si les Parties ne parviennent pas a s'entendre sur la determination du Prix de Marche dans quatre vingt (90) jours suivant la fin du Trimestre, le Consortium et le Ministre pourront immediatement soumettre a un expert la determination du Prix du Marche. Dans ce cas le Prix du Marche sera determine definitivement par un expert de reputation internationale, nomme par accord entre les Parties, ou a defaut d'accord, nomme par le centre international d'expertise technique de la Chambre de Commerce Internationale, conformement au Reglement d'expertise technique de celui-ci.

L'expert  devra determiner le Prix du Marche selon les stipulations de l'article
21.1 dans un delai de vingt-et-un (21) jours apres sa nomination. Les frais d'expertise seront a la charge du Consortium et inclus dans ses couts.


21.3. Afin de preciser la valeur de la redevance a l'article 22.4. ci-dessous, " un Prix du Marche-Depart Champ " sera calcule pour chaque Trimestre. Dans trente
(30) jours suivant la determination definitive du Prix du Marche se rapportant au Trimestre concerne, le Consortium fera ce calcul de la maniere suivante et en notifiera le resultat au Ministre:

     - Il determinera en premier lieu, en retenant ce Prix du Marche, la valeur des quantites totales du Petrole Brut de la Zone Contractuelle, vendues aux Points de Livraison au cours dudit Trimestre par le Consortium, a l'exception des quantites vendues pour satisfaire les besoins de la consommation interieure conformement a l'article 15.3;

     - Il en soustraira les couts de transport encourus par le Consortium, au cours dudit Trimestre, entre les points de mesure precises a l'article 13 ci-dessus et les Points de Livraison.

     - Il divisera le resultat par la Production Totale de Petrole Brut, apres en avoir deduit les quantites vendues au cours dudit Trimestre pour satisfaire les besoins de la consommation interieure conformement a l'article 15.3 ci-dessus, les quantites de la redevance percue en nature au titre du Trimestre en question et les quantites perdues ou utilisees pour les besoins de l'exploitation des champs.

 Le cout de transport, dont il est fait reference ci-dessus, comprendra tout frais de transport, de manutention, de stockage, de chargement et, le cas echeant, de traitement et tout autre frais que le Petrole Brut aura eu a supporter depuis les points de mesure precises a l'article 13.1 ci-dessus jusqu'aux Points de Livraison, y compris tous frais, tarifs, Taxes et autres charges de quelque nature qu'ils soient occasionnes par le transport du Petrole Brut dans la Republique du Tchad ainsi que dans des pays voisins.

ARTICLE  22  -  REDEVANCE  SUR  LA  PRODUCTION

22.1. Le Consortium est tenu de verser a l'Etat une redevance sur la Production Totale des Hydrocarbures, deduction faite des quantites precisees dans le present article, a un taux de douze et demi pour cent (12,5%) dans le cas du
Petrole  Brut  et  a un taux de cinq pour cent (5% ) dans le cas du Gaz Naturel.

22.2. La redevance sur le Petrole Brut sera payable, pour tout ou partie, soit en especes, soit en nature. La redevance sur le Gaz Naturel sera payable toujours en especes.

Le choix du mode de paiement de la redevance sur le Petrole Brut est notifie au Consortium par le Ministre, au moins trois (3) mois d'avance avant la date de demarrage de la production commerciale.

Ce choix demeurera valable aussi longtemps que le Consortium n'aura pas recu du Ministre une nouvelle notification qui devra etre faite avec un preavis d'au moins trois (3) mois.

Si ce choix n'est pas notifie dans les delais impartis, la redevance sera versee dans sa totalite en especes.

22.3. Avant le dix (10) de chaque mois, le Consortium notifiera au Ministre, avec toutes justifications utiles, un releve de la Production Totale du mois precedent, composee des trois elements suivants:

     a) Les quantites vendues au cours du mois precedent pour satisfaire les besoins de la consommation interieure conformement a l'article 15.3 ci-dessus;

     b) Les quantite de la redevance a etre percue en nature au titre du mois precedent, et

     c) Le solde, etant les quantites destinees a l'exportation. Le releve precisera separement les quantites de Petrole Brut et de Gaz Naturel.

22.4. Lorsque la redevance est percue en especes, elle est liquidee mensuellement a titre provisoire, et trimestriellement a titre definitif.

Le Consortium versera le montant provisoire, dans les sept (7) jours suivant la notification du releve, sur la base des quantites precisees a l'article 22.3 c) ci-dessus multipliees par le Prix du Marche Depart-Champ, calcule conformement aux articles 12.3 et 21.3 ci-dessus.

Dans  le  cas  du  Petrole  Brut:

     - dans l'attente du calcul du Prix du Marche Depart-Champ pour un Trimestre donne, le Prix du Marche Depart-Champ provisoire applicable a ce Trimestre sera le Prix du Marche Depart Champ le plus recent;

     - suite a la notification au Ministre, conformement a l'article 21.3 ci-dessus, le calcul du Prix du Marche Depart-Champ pour le Trimestre considere, le Ministre notifiera au Consortium l'etat definitif de liquidation de la redevance, deduction faite des sommes versees a titre provisionnel, et le Consortium acquittera la redevance a titre definitif. Si le solde est negatif, son montant est jusqu'a epuisement, deduit du montant de la redevance dont le Consortium serait redevable ulterieurement. Si le solde est positif, le Consortium en effectue le versement dans les trente (30) jours. Dans le cas ou le calcul du Prix de Marche Depart-Champ pour un Trimestre donne correspond a une valeur negative, le Prix de Marche Depart-Champ sera repute egal a zero. Au cas ou les pertes durent, les Parties se concerteront pour en decider autrement.

22.5. Lorsque la redevance est percue en nature, elle est liquidee mensuellement.

Sauf accord contraire des Parties, a partir du quinze (15) de chaque mois, le Consortium met a la disposition de l'Etat, aux points de mesure precises a l'article 13 ci-dessus, suivant le rythme arrete en accord avec le Ministre, les quantites de Petrole Brut dues au titre de cette redevance en nature du mois precedent, si le Ministre le demande, et si le Consortium dispose des installations necessaires et de la capacite necessaire dans ces installations, le Consortium transportera et livrera lesdites quantites pour l'Etat, aux frais de ce dernier.

L'Etat dispose d'un delai de soixante (60) jours a compter de celui ou le Consortium a mis les produits a sa disposition, pour faire proceder a l'enlevement de ceux-ci, delai pendant lequel le Consortium sera tenu d'assurer gratuitement le stockage de ce Petrole Brut. Si la totalite de la redevance mensuelle n'a pas ete enlevee a l'expiration de ce delai, le Consortium pourra disposer librement du Petrole Brut non enleve a ce titre, a charge de verser a l'Etat la redevance en especes pour les quantites correspondantes conformement a l'article 22.4 ci-dessus.

ARTICLE  23-  REGIME  FISCAL

23.1. Les societes sont, a raison de leurs Operations Petrolieres, assujetties a l'impot direct sur les benefices conformement a cette Convention dans les conditions prevues par l 'article 1.6.1 de l'annexe III, et au Code General des impots ainsi qu'au Code Petrolier, sous reserve des dispositions contraires de la presente Convention.

23.2.  Les  benefices  nets  que  le  Consortium  retire  de  l'ensemble  de ses
Operations Petrolieres sur le territoire de la Republique du Tchad sont passibles d'un impot direct de cinquante pour cent (50%) calcule sur lesdits benefices nets, taux prevu par le Code Petrolier.

[NON  APPLICATION  DES  AUTRES  DISPOSITIONS  DE L'ARTICLE 65 DU CODE PETROLIER]
 ------------------------------------------------------------------------------
En raison du mode de determination de l'impot direct indique ci-dessus, la redevance sur la production est consideree comme une charge d'exploitation et non comme un credit d'impot.

Le Consortium tient par Annee Civile, en accord avec la reglementation en vigueur au Tchad et les dispositions de la presente Convention, une comptabilite separee des Operations Petrolieres qui permet d'etablir un compte d'exploitation generale, un compte de pertes et profits et un bilan faisant ressortir tant les resultats desdites operations que les elements d'actif et de passif qui y sont affectes ou s'y rattachent directement.

23.3. Pour permettre la determination du benefice net du Consortium, doivent etre portes au credit du compte d'exploitation generale et du compte des pertes et profits:

     a) la valeur totale des Hydrocarbures de la Zone Contractuelle, vendus par le Consortium au Point de Livraison, en retenant le Prix du Marche determine conformement aux articles 12 et 21 ci-dessus, a l'exception des quantites vendues pour satisfaire les besoins de la consommation interieure conformement a l'article 15.3

     b) le cas echeant, la valeur de la quote-part de la production versee a titre de redevance sur la production en nature, determinee suivant les modalites prevues a l'article 22 ci-dessus.

     c) une quote-part des plus-values provenant de la cession ou du transfert d'elements quelconques de l'actif conformement au regime de taxation des plus values de cessions.

     d) tous autres revenus ou produits directement lies aux Operations Petrolieres, notamment, le cas echeant, ceux provenant de la vente des substances connexes, les revenus provenant du traitement, du stockage et du transport des Hydrocarbures pour des Tiers.

     e)  les  benefices  de  change   realises  a  l'occasion   des   Operations
     Petrolieres.

23.4. Peuvent etre portes au debit du compte d'exploitation generale et du compte de pertes et profits :

     a) le cout des matieres, des approvisionnement et de l'energie employes ou consommes, les salaires du personnel et les charges y afferentes, le cout des prestations de services fournies au Consortium par des Tiers ou des Societes Affiliees, a conditions que dans ce cas les couts des approvisionnements, du personnel ou des services fournis par les Societes Affiliees n'excedent pas ceux normalement pratiques par des Tiers pour des prestations similaires dans l'industrie petroliere internationale.

     b) les amortissements reellement effectues par le Consortium dans la limite des taux fixes a l'annexe III de la presente Convention. Les amortissements commenceront a la date d'utilisation des biens et se poursuivront jusqu'a leur amortissement total.

     c) les frais generaux afferents aux Operations Petrolieres, y compris les frais d'etablissement, les frais de location de biens meubles et immeubles, les cotisations d'assurances, et un montant relatif aux frais generaux a l'etranger tels que definis a l'article 2.6 de l'annexe III de la presente Convention.

     d) les interets et agios des dettes contractees par le Consortium, pour leur montant reel, dans les limites fixees a l'article 2.7 de l'annexe III de la presente Convention. Il est entendu qu'aucun interet ne sera charge sur les prets effectues par les Societes Affiliees concernant les depenses d'exploration.

     e) deduction faite des amortissements deja pratiques, la valeur des materiels ou des biens detruits ou endommages et la valeur des biens auxquels l'entreprise a renonce ou qui seront abandonnes en cours d'annee, ainsi que les creances irrecouvrables et les indemnites versees aux Tiers pour dommages.

     f) le montant total de la redevance sur la production acquittee en especes, et la valeur de la quote-part de la production versee a titre de redevance sur la production en nature determinee suivant les modalites prevues a l'article 22 ci-dessus.

     g) les provisions raisonnables constituees en vue de faire face ulterieurement a des pertes ou charges nettement precisees et que des evenements en cours rendent probables, a l'exclusion de toutes dotations au fond de reconstitution des gisements.

     h) toutes autres pertes ou charges directement liees aux operations petrolieres y compris les pertes de change realisees a l'occasion de celle-ci, a l'exception du montant de l'impot direct sur les benefices determine conformement aux dispositions du present article.

     i) tous autres frais que le Consortium aura eu a supporter pour le transport des Hydrocarbures entre les points de mesure precises a l'article
     13.1 jusqu'au Point de Livraison, y compris tous frais, tarifs, taxes et autres charges de quelque nature qu'ils soient occasionnes par le transport des Hydrocarbures dans la Republique du Tchad et dans les pays voisins, dans la mesure ou ces frais ne seront pas inclus au titre des alineas a) a
     h) ci-dessus.


23.5. Sauf dispositions contraires fixees d'accord Parties, l'impot direct sur les benefices sera verse selon un systeme d'acomptes trimestriels, avec regularisation annuelle apres declaration des resultats de l'Annee Civile ecoulee. Ces acomptes devront etre verses avant la fin de chaque Trimestre et seront egaux au quart de l'impot direct sur les benefices acquitte l'Annee Civile precedente. Le paiement du solde de l'impot direct sur les benefices au titre des benefices d'une Annee Civile donnee devra etre effectue au plus tard le premier avril de l'Annee Civile suivante. Si le Consortium a verse sous forme d'acomptes une somme superieure a l'impot dont il est redevable au titre d'une Annee Civile donnee, l'excedent constituera un avoir fiscal a valoir sur les versements d'impots ulterieurs.

ARTICLE  24  -  EXONERATIONS  FISCALES

24.1.  Le  Consortium, SESACTIONNAIRES ET LES SOCIETES AFFILIEES beneficiera des
                       -----------------------------------------
avantages  fiscaux  prevus  par  L'ARTICLE  65  DU  Code  Petrolier.
                                 -----------------
A l'exception de la redevance sur la production et de l'impot direct sur les benefices, le Consortium est exonere:

     a) de tout autre impot direct sur le revenu frappant les resultats des Operations Petrolieres et les benefices.

     -DISTRIBUTIONS DE BENEFICES
     -----------------------------

     -IMPOTS SUR LE REVENU DES VALEURS MOBILIERES ET LA SUPPRESSION
     --------------------------------------------------------------

     b) de toute taxe, droit, impot ou contribution de quelque nature que ce soit frappant la production ou la vente des Hydrocarbures, et tout revenu y afferent ou exigible sur les Operations Petrolieres ou a l'occasion de l'etablissement et du fonctionnement du Consortium, Y COMPRIS LA PATENTE.
                                                         --------------------

L'exoneration ci-dessus est egalement applicable pour tout transfert de fonds, achats et transports d'Hydrocarbures destines a l'exportation, SERVICES RENDUS,
                                                               -----------------
et plus generalement pour tous revenus et activites du Consortium, a condition que les elements susmentionnes soient necessaires aux Operations Petrolieres.

Par derogation aux dispositions precedentes, les impots fonciers et les Taxes additionnelles sont exigibles dans les conditions de droit commun sur les immeubles a usage d'habitation.

En outre, les exonerations visees au present article, ne s'appliquent ni aux Taxes ou Redevances percues en remuneration des services rendus, et d'une maniere generale ni a tous les prelevements autres que ceux a caractere fiscal.


24.2 De plus, le Consortium sera exempte de tout impot sur le chiffre d'affaires pour toutes les acquisitions de biens et services strictement et directement necessaires a la realisation des Operations Petrolieres.


ARTICLE  25-  COMPTABILITE

25.1.Le Consortium tiendra sa comptabilite conformement a la reglementation en vigueur et selon les dispositions de la procedure comptable fixees a l'annexe III ci-jointe qui fait partie integrante de la presente Convention.

25.1. The Consortium shall keep accounts in conformity with regulations in force and in accordance with the provisions of the Accounting procedure set out in Annex III which is an integral part of this Convention.

25.2. Les registres et livres de comptes seront libelles en Dollars. Ces registres seront utilises pour determiner le revenu brut, les frais d'exploitation, les benefices nets et pour la preparation de la declaration des resultats du Consortium.

A titre d'information, les comptes d'exploitation generale et de pertes et profits et les bilans seront egalement tenusEN FRANCS CFA.
                                                  ----------------

25.3. les registres et livres de comptes seront justifies par des pieces detaillees prouvant les depenses et les revenus du Consortium conformement aux droits et obligations de la Convention.

25.3. The records and books of accounts will be supported by detailed vouchers proving the expenses and revenues of the Consortium in accordance with the rights and obligations of the Convention.

ARTICLE  26  -  VERIFICATION

26.1. L'Etat aura le droit de determiner et de verifier, par ses agents ou des auditeurs, les registres et livres de comptes relatifs aux Operations Petrolieres et disposera d'un delai de cinq (5) ans suivant la fin de l'exercice considere pour effectuer cet examen ou cette verification pour presenter au Consortium ses objections pour toutes les contradictions ou erreurs relevees lors de l'examen ou de la verification.

Pour les besoins de telles verifications, le Consortium mettra a la disposition des agents de l'Etat et des auditeurs, pendant les heures ouvrables, tous les registres, livres, autres documents et informations que ces agents et auditeurs peuvent demander.

26.2. Le defaut par l'Etat de faire une reclamation dans le delai de cinq (5) ans vise ci-dessus mettra fin a toute objection, contestation ou reclamation de la part de l'Etat pour l'exercice considere.


ARTICLE  27  -  IMPORTATIONS  ET  EXPORTATIONS

27.1.Le Consortium aura le droit d'importer en Republique du Tchad pour son compte ou pour le compte de ses sous-traitants, dans les conditions definies ci-dessous, tous les materiaux, equipements, machines, appareils, vehicules, automobiles, avions, pieces de rechange et matieres consommables necessaires aux Operations Petrolieres.

Les employes etrangers et leurs familles, appeles a travailler en Republique du Tchad pour le compte du Consortium ou de ses sous-traitants, auront le droit d'importer en Republique du Tchad en franchise des droits et Taxes de douane leurs effets personnels, a l'exclusion des vehicules a usage personnel en cours d'utilisation, conformement aux dispositions du Code des Douanes en vigueur. Les achats locaux s'effectueront toutes Taxes comprises.

Les marchandises visees ci-dessus seront importees par le Consortium en exoneration de tous droits et Taxes de douanes a l'exception des Taxes percues pour service rendu dans les conditions fixees ci-apres:

     a) Les materiaux destines exclusivement a la recherche et a l'exploitation petroliere seront exoneres de tous droits et Taxes de douane;

     b) Les equipements-marchandises et appareils destines aux chantiers de recherche et de l'exploitation petroliere seront places sous le regime de l'admission temporaire NORMAL.
                            ------

     c) Les vehicules de chantiers, speciaux ou non, seront places sous le regime de l'admission temporaire. Les vehicules automobiles du siege ou acquis a titre personnel, seront soumis au regime du droit commun sans aucune exoneration ; les avions et leurs pieces de rechange, les matieres consommables necessaires a la recherche et a l'exploitation petroliere repris en annexe seront exoneres de tous droits et Taxes de douanes.

27.2.Le Consortium et ses sous-traitants s'engagent a ne proceder aux importations definies ci-dessus que dans la mesure ou lesdits marchandises ne sont pas disponibles en Republique du Tchad en quantite, qualite, prix, delais et conditions de paiement equivalents, a moins d'exigences ou d'urgences techniques particulieres presentees par le Consortium ou ses sous-traitants.

Le Consortium et ses sous-traitants s'engagent a accorder la preference aux entreprises tchadiennes pour tout contrat de construction, d'approvisionnement ou de services a conditions equivalentes en terme de quantites, qualite, prix, delais et conditions de paiement.

27.3. Le Consortium et ses sous-traitants, ainsi que leurs employes etrangers et leurs familles, auront le droit de re-exporter hors de la Republique du Tchad en franchise de tous droits et Taxes de sorties, les marchandises importees au titre de l'article 27.1 ci-dessus qui ne seraient plus necessaires aux Operations Petrolieres, sous reserve de l'application des dispositions prevues a l'article 20 ci-dessus.

27.4. Le Consortium et ses sous-traitants auront le droit de vendre en Republique du Tchad, a condition d'en informer au prealable le Ministre, les marchandises qu'ils auront importees quand elles ne seront plus necessaires aux Operations Petrolieres, sous reserve de l'application des dispositions prevues a l'article 20 ci-dessus. Il est entendu que, dans ce cas, il incombera au vendeur de remplir toutes les formalites prescrites par la reglementation en vigueur et de payer tous droits et Taxes applicables a la date de transaction, sauf si les marchandises susmentionnees sont cedees a des entreprises effectuant des Operations Petrolieres en Republique du Tchad.

27.5. Pendant toute la duree de la presente Convention, et sous reserve des dispositions de l'article 15 ci-dessus, le Consortium aura le droit d'exporter librement vers la destination choisie a cet effet, en franchise de tout droit et Taxes de sortie, la portion d'Hydrocarbures a laquelle le Consortium a droit suivant les termes de la Convention. Cependant, le Consortium s'engage, a la demande de l'Etat, de ne pas vendre les Hydrocarbures a des pays declares hostiles a la Republique du Tchad.

27.6. Toutes les importations et exportations aux termes de la presente Convention seront soumises aux formalites requises par la reglementation en vigueur en la matiere.

A la demande du Consortium, et apres agrement par les autorites tchadiennes competentes, la liste des materiels, des materiaux et des fournitures pourra etre completee au fur et a mesure par les biens et equipements strictement necessaires aux Operations Petrolieres.



ARTICLE  28  CONTROLE  DES  CHANGES

28.1. Le Consortium sera soumis a la reglementation de la Republique du Tchad sur les changes et les transferts. Toutefois, il est entendu que l'Etat s'engage pendant la duree de la presente Convention a maintenir au Consortium et a ses sous-traitants le benefice des garanties suivantes pour les operations realisees dans le cadre de la presente Convention:

     a) droit de contracter a l'etranger des emprunts ou d'autres moyens de financement necessaires a la conduite des Operations Petrolieres, d'encaisser et de conserver a l'etranger tous les fonds acquis ou empruntes a l'etranger, y compris les recettes des ventes, et d'en disposer librement dans la limite des montants excedant les besoins de leurs operations au Tchad et de leurs obligations fiscales et contractuelles;

     b) libre mouvement des fonds leur appartenant en franchise de tous droits et Taxes entre le Tchad et tout autre pays;

     c) droit de rapatrier les capitaux investis dans le cadre de la presente Convention et de transferer leurs produits notamment les interets et dividendes sans aucune obligation pour l'Etat de fournir des devises etrangeres.

     d) libre transfert des sommes dues, ainsi que la libre reception des sommes qui leur sont dues a quelque titre que ce soit a charge de proceder aux declarations prevues par la reglementation en vigueur;

     e) droit de payer  directement  a  l'etranger  les  entreprises  etrangeres
     fournisseurs   de  biens  et  de  services   necessaires   aux   Operations
     Petrolieres.


28.2. Pour l'execution des Operations Petrolieres, le Consortium sera autorise a pratiquer le change de la monnaie nationale et des devises etrangeres convertibles a des taux de change non moins favorable pour le Consortium que le taux du jour ou que les taux generalement applicables en Republique du Tchad aux autres firmes le jour des operations de change.


28.3. Dans les trente (30) jours, suivant la fin de chaque Trimestre, le Consortium devra fournir au Ministre charge des finances un rapport sur les mouvements de fonds relatifs aux Operations Petrolieres durant le Trimestre ecoule.


28.4. Les employes expatries du Consortium auront droit, selon la reglementation en vigueur dans la Republique du Tchad , au change libre et au virement libre vers leur pays d'origine de leurs economies sur leurs salaires ainsi que des cotisations aux regimes de retraite et de caisse d'epargne versees par eux-memes ou pour leur compte, sous reserve qu'ils aient acquitte leurs impots en Republique du Tchad.


ARTICLE  29-  PAIEMENTS

29.1. Sauf dispositions contraires de la presente Convention, toutes les sommes dues a l'Etat, ou au Consortium seront payables en Dollars ou dans une autre devise convertible choisie d'un commun accord entre les Parties.

29.2. En cas de retard dans un paiement, les sommes dues par le Consortium porteront interet au taux de LIBOR plus quatre-et-demi pour cent (4,5%) par an a compter du jour ou elles auraient du etre versees.

                                    TITRE VI
                              DISPOSITIONS DIVERSES

            ARTICLE 30- TRANSFER RIGHTS AND CONTROL OF THE CONSORTIUM

30.1.Conformement aux disposition du Code Petrolier, les droits et obligations conjoints et solidaires resultant de la presente Convention ne peuvent etre cedes, en partie ou en totalite par n'importe laquelle ou lesquelles des entites constituants le Consortium, a l'exception des cessions a des Societes Affiliees, sans l'approbation prealable du Ministre.

Si dans les soixante (60) jours suivant la notification au Ministre du projet de cession, accompagnee en particulier du projet d'acte de cession, celui-ci n'a pas notifie son opposition motivee, cette cession sera reputee avoir ete approuvee par le Ministre.

Chacune des Societes constituant le Consortium peut ceder de plein droit a toute Societe Affiliee tout ou partie quelconque des droits qui lui sont accordes par cette Convention ou par le Permis, ou par des Concessions. De tels transferts ne seront pas soumis a l'approbation prealable du Ministre. Toutefois, le Consortium informera le Ministre de toute cession effectuee aux termes de cet alinea dans un delai d'un mois suivant la signature de l'acte de cession; aucune cession ne devra etre de nature a porter prejudice aux interets de l'Etat et aux Operations Petrolieres, ni a reduire les capacites techniques et financieres du Consortium.

Le ou les cessionnaire (s) acquerront la qualite de Consortium et devront satisfaire aux obligations imposees au Consortium par le Code Petrolier et par la presente Convention a laquelle ils devront adherer, sauf en ce qui concerne les cessions prevues a l'article 14.4 ci-dessus.


LES CESSIONS EFFECTUEES CONFORMEMENT AUX DISPOSITIONS CI-DESSUS SERONT EXONEREES
--------------------------------------------------------------------------------
DE  TOUS  DROITS  D'  ENREGISTREMENT  ET  DE  TIMBRE  EXIGIBLES  A  CE  TITRE.
------------------------------------------------------------------------------


30.2. Si le Consortium est constitue de plusieurs entites, il devrait fournir au Ministre dans les plus brefs delais une copie de l'accord d'association liant les entites constituant le Consortium.

30.3. Le Consortium est tenu de soumettre a l'approbation prealable du Ministre tout changement de personne ou tout projet qui serait susceptible d'amener, notamment au moyen d'une nouvelle repartition des titres sociaux, une modification du controle du Consortium, a l'exception des cessions ENTRE des
                                                                       -----
Societes  Affiliees.

Les projets vises au present article 30.3 seront notifies au Ministre. Si dans un delai de soixante (60) jours suivant ladite notification, le Ministre n'a pas notifie au Consortium son opposition motivee auxdits projets, ceux-ci sont reputes approuves.


ARTICLE 31- ANNULATION DU PERMIS, RETRAIT DE LA CONCESSION ET RESILIATION DE LA CONVENTION

31.1. Le Permis ou , le cas echeant, une Concession pourront etre annules ou retires, en tout ou partie sans aucune indemnite, dans les cas et selon les procedures prevues par le Code Petrolier .

31.2.Pour l'application de ces procedures, le Ministre met en demeure par lettre recommandee avec accuse de reception le Consortium de s'y conformer dans les delais prevus au Code Petrolier ou a defaut dans un delai de quatre (4) mois

Faute pour le Consortium de se plier a cette injonction dans les delais impartis, l'annulation du Permis ou le retrait de la Concession est prononce, et la presente Convention sera automatiquement resiliee dans la mesure ou la presente Convention s'applique au Permis ou a ladite Concession.

31.3. Tout differend sur l'annulation du Permis ou le retrait d'une Concession ou la resiliation de la Convention sera susceptible de recours a l'arbitrage conformement aux dispositions de l'article 33 ci-dessous.

ARTICLE  32-  FORCE  MAJEURE

32.1. Lorsqu'une Partie est dans l'impossibilite d'executer ses obligations contractuelles, en dehors des paiements dont elle serait redevable, ou ne peut les executer qu'avec retard, l'execution ou le retard ne sera pas considere comme une violation de la presente Convention s'ils resultent d'un cas de Force Majeure, a condition toutefois qu'il y ait un lien de cause a effet entre l'empechement et le cas de Force Majeure invoquee.

Il peut etre fait appel a l'arbitrage pour determiner, notamment, le caractere de l'empechement invoque et son incidence sur les obligations contractuelles de la Partie interessee.

32.2. Aux termes de la presente Convention, doivent etre entendus comme cas de Force Majeure tous evenements imprevisibles et independants de la volonte d'une Partie tels que cause naturelle, epidemie, tremblement de terre, incendie, inondation, greve, emeute, insurrection, troubles civils, sabotage, faits de guerre ou conditions imputables a la guerre. L'intention des Parties est que le terme de Force Majeure recoive l'interpretation la plus conforme aux principes et usages du droit international.

32.3. Lorsqu'une Partie estime qu'elle se trouve empechee de remplir ses obligations en raison d'un cas de Force Majeure, elle doit immediatement notifier a l'autre Partie cet empechement et en indiquer les raisons.

Elle doit prendre egalement toutes les dispositions utiles pour assurer dans les plus brefs delais la reprise normale de l'execution des obligations affectees des la cessation de l'evenement constituant le cas de Force Majeure.

Les  obligations autres que celles affectees par le cas de Force Majeure devront
continuer  a  etre  remplies  conformement  aux  dispositions de la     presente
Convention.

Lorsque le cas de Force Majeure dure plus d'un (1) an, les Parties pourront, par accord mutuel, convenir de mettre fin a la presente Convention.

32.4. Si, par suite d'un cas de Force Majeure, l'execution des obligations de la Convention etait differee, la duree du retard en resultant, augmentee du delai qui pourrait etre necessaire a la reparation de tout dommage cause par ledit retard, serait ajoutee au delai prevu aux termes de la Convention pour l'execution de la dite obligation, ainsi qu'a la duree de la Convention mais seulement en ce qui concerne la region affectee par le cas de Force Majeure.


ARTICLE  33-  ARBITRAGE

33.1. En cas de differend survenu entre l'Etat et le Consortium concernant l'interpretation ou l'execution de la presente Convention ou de l'une quelconque de ses dispositions, les Parties s'efforceront de le resoudre a l'amiable.

Si les Parties n'arrivent pas a regler le differend a l'amiable dans un delai de trois (3) mois, ce dernier sera tranche definitivement suivant le Reglement d'Arbitrage de la Chambre de Commerce Internationale par trois (3) arbitres nommes conformement a ce Reglement. La sentence arbitrale sera definitive et obligatoire des qu'elle sera rendue, et son execution pourra etre requise devant tout tribunal competent.


33.2. L'arbitrage aura lieu a Paris (France). La procedure d'arbitrage sera conduite en langue francaise.


33.3.  Les  arbitres  devront  trancher  tout  differend  en  appliquant:

     a) les dispositions de la presente convention;

     b)  sous  reserve  de  l'application   des  dispositions  de  l'article  34
     ci-dessous, les dispositions du Code Petrolier;

     c) sous reserve de l'application de l'article 34 ci-dessous, les autres lois et reglements de la Republique du Tchad et, dans la mesure ou il serait necessaire de completer le droit tchadien, les principes generaux de droit appliques sur le plan international.

33.4. L'introduction d'un recours en arbitrage entra ne toute suspension d'effets en ce qui concerne l'objet du litige. En revanche, l'execution par les Parties de leurs autres obligations au titre de la Presente Convention ne sera pas suspendue durant la periode d'arbitrage.

ARTICLE  34-  DROIT  APPLICABLE  ET  STABILISATIONS  DES  CONDITIONS
                                 -----------------------------------

34.1. Les Operations Petrolieres entreprises dans le cadre de la presente Convention sont reglees par cette Convention ainsi que par le Code petrolier et autres lois et reglements en vigueur au Tchad;TOUTEFOIS, EN CAS DE CONTRADICTION
                                              ----------------------------------
OU  INCOMPATIBILITE ENTRE LES DISPOSITIONS DE CETTE CONVENTION ET CELLES DU CODE
--------------------------------------------------------------------------------
PETROLIER,  LES  DISPODITIONS  DE  LA  CONVENTION  PREVAUDRONT
--------------------------------------------------------------

34.2. Le Consortium doit respecter les lois et reglements de la Republique du Tchad. Toute reference a ces lois et reglements, tout au long de la presente Convention, ne sera en aucune maniere interpretee de facon a aggraver, directement ou par voie de consequence, les obligations et charges imposees au Consortium par les dispositions de la presente Convention, ni de porter atteinte aux droits et aux avantages economiques du Consortium prevus par la presente Convention.

34.3. En cas de contradiction ou incompatibilite entre la presente Convention et les lois et reglements de la Republique du Tchad, les dispositions de la Convention prevaudront, sauf si les Parties en decident autrement.


34.4.  PENDANT  LA  DUREE DE VALIDITE DES PRESENTES, L'ETAT ASSURE QU'IL NE SERA
       -------------------------------------------------------------------------
PAS  FAIT APPLICATION AU CONSORTIUM SANS L'ACCORD PREALABLE DES PARTIES, D'ACTES
--------------------------------------------------------------------------------
GOUVERNEMENTAUX  A VENIR AYANT POUR EFFET D'AGGRAVER, DIRECTEMENT OU PAR VOIE DE
--------------------------------------------------------------------------------
CONSEQUENCE,  LES  OBLIGATIONS  ET  CHARGES  IMPOSEES  AU  CONSORTIUM  PAR  LES
-------------------------------------------------------------------------------
DISPOSITIONS  DE  LA  PRESENTE  CONVENTION, OU POUR EFFET DE PORTER ATTEINTE AUX
--------------------------------------------------------------------------------
DROITS  ET  AUX  AVANTAGES  ECONOMIQUES  DU  CONSORTIUM  PREVUS  PAR LA PRESENTE
--------------------------------------------------------------------------------
CONVENTION.  CECI  S'APPLIQUERA  NOTAMMENT  AUX  ELEMENTS  SUIVANTS  :
----------------------------------------------------------------------

     A) EXONERATION EN MATIERE DE DROITS, TAXES ET IMPOTS;
        -------------------------------------------------

     B) OBLIGATIONS EN MATIERE DE REDEVANCE ET D'IMPOT SUR LES BENEFICES;
        ----------------------------------------------------------------


     C) DROIT DE  CONSERVER  ET  RAPATRIER  A  L'ETRANGER  LES FONDS ET  DEVISES
        ------------------------------------------------------------------------
     ETRANGERES;
     ----------

     D) NON  DISCRIMINATION  POUR LES  CHARGES AU TITRE DE  SERVICES  RENDUS PAR
        ------------------------------------------------------------------------
     L'ETAT  PAR  RAPPORT  A CELLES  APPLIQUEES  PAR  L'ETAT  POUR DES  SERVICES
     ---------------------------------------------------------------------------
     ANALOGUES FOURNIS DANS LE DOMAINE PUBLIC.

DANS  LE CAS OU DE TELS CHANGEMENTS SERAIENT EFFECTUES PAR LE GOUVERNEMENT DE LA
--------------------------------------------------------------------------------
REPUBLIQUE  DU  TCHAD  SANS  L'ACCORD  PREALABLE  DU  CONSORTIUM,  LES  PARTIES
-------------------------------------------------------------------------------
CONVIENDRONT  DES  MODIFICATIONS  NECESSAIRES  AFIN  D'ASSURER AU CONSORTIUM LES
--------------------------------------------------------------------------------
MEMES CONDITIONS FINANCIERES, OBLIGATIONS ET CHARGES, AINSI QUE LES MEMES DROITS
--------------------------------------------------------------------------------
ET  AVANTAGES  ECONOMIQUES, TELS QU'ILS EXISTAIENT AVANT QUE LESDITS CHANGEMENTS
--------------------------------------------------------------------------------
AIENT  LIEU.
------------


ARTICLE  35-  NOTIFICATION

35.1.Toutes les notifications ou autres communications se rapportant a la presente Convention devront etre adressees par ecrit et seront considerees comme ayant ete remises des qu'elles seront portees ou delivrees sous plis affranchi et recommande, avec accuse de reception, ou adressees par telex, telecopie a l'election de domicile indiquee ci-dessous:

a)  Pour  l'Etat  ou  le  Ministre:





Ministre  des  Mines,  de  l'Energie  et  du  Petrole
B.P  94  N'Djamena,
Republique  du  Tchad

Telefax  :  (235)  52.25.65
            (235)  52.42.48

     b)  Pour  le  Consortium

     XXX



35.2. L'Etat et le Consortium peuvent a tout moment, apres notification a l'autre Partie, changer leur representant autorise, ou modifier l'election de domicile susmentionnee.

ARTICLE  36-  AUTRES  DISPOSITIONS

36.1. Les titres figurant dans la presente Convention sont inseres a des fins de commodite et de reference et en aucune maniere ne definissent, ne limitent ni ne decrivent la portee ou le but de la Convention, ni de l'une quelconque de ses clauses.

36.2. Les annexes I, II, III et IV ci-jointes font partie integrante de la presente Convention.

36.3. La presente Convention ne peut etre modifiee que par ecrit et d'un commun accord entre les Parties.

36.4. Toute renonciation de l'Etat de l'execution d'une obligation du Consortium devra etre faite par ecrit et signee par le Ministre et aucune renonciation ne pourra etre consideree comme un precedent si le Ministre renonce a se prevaloir d'un des droits qui lui sont reconnus par la presente Convention.

36.5. Si le Consortium est oblige, selon les termes de cette Convention, de demander l'approbation du Ministre, celui-ci devra notifier sa decision, faute de delai stipule dans la Convention, dans un delai raisonnable convenu par les Parties, etant entendu que l'intention de celles-ci est de cooperer de toutes les manieres possibles afin d'atteindre les objectifs de la presente Convention. L'approbation sera consideree comme tacitement accordee si elle n'est pas expressement donnee dans le delai stipule ou convenu.

36.6. La Date d'Effet rendant la presente Convention obligatoire pour les Parties sera la date de son approbation par Decret. La validite de cette Convention ne sera pas mise en cause par un retard quelconque dans la signature des decrets confirmant l'octroi ou le renouvellement des titres de recherche ou d'exploitation.

36.7 La presente Convention abroge le Protocole d'Accord du 31 juillet 1998, signe entre la Republique du Tchad et le Consortium.

En FOI DE QUOI, les Parties ont signe la presente Convention en quatre (4) exemplaires.


           Fait  a  N'Djamena,  le



Pour  la  Republique  du  Tchad               Pour  Oriental  Energy  Resources

Le Ministre des Mines, de l'Energie et du Petrole
                                         Pour  Carlton  Energy  Group








                                         Pour  Trinity  Gas  Corporation,  Inc

                                    ANNEXE  I
                                    ---------

DELIMITATION  DE  LA  ZONE  CONTRACTUELLE  DU  PERMIS

Les coordonnees geographiques de la surface de trois blocs du Permis reputee egale au total a environ 439.240 Km2, sont definies comme suit :

BASSIN  DES  "  ERDIS  "  surface  :  171.000  KM2
---------------------

POINTS  LONGITUDE                        LATITUDE
------  ------------------------  -----------------------
     1  frontiere avec le Soudan               17 30'00'N
     2  21 00'00"E                             17 30'00"N
     3  21 00'00"E                             18 30'00"N
     4  19 00'00"E                             18 30'00"N
     5  19 00'00"E                frontiere avec la Libye

Le long de la frontiere avec la Libye jusqu'a la frontiere avec le Soudan et le long de la frontiere avec le Soudan jusqu'au point

     6  frontiere avec le Soudan               17 30'00"N

LAC  TCHAD  (BASSIN  DU  LAC  TCHAD,  SURFACE:  102.640  KM2   )
----------


POINTS           LONGITUDE                 LATITUDE
------  --------------------------  -----------------------
     1   14 04'30"E                 frontiere avec le Niger

Le  long  de  la  frontiere  avec  le  Niger  jusqu'a  ,

     2  frontiere avec le Niger                  16 00'00"N
     3  16 30'00"E                               16 00'00"N
     4  16 30'00"E                               10 30'00"N
     5  frontiere avec le Cameroun               10 30'00"N

Le long de la frontiere avec le Cameroun jusqu'a la frontiere avec le Nigeria , ensuite, le long de la frontiere avec le Nigeria jusqu'a la frontiere avec le
Niger  et  le  long  de  la  frontiere  avec  le  Niger  jusqu'a

     6  13 44'45"E                  frontiere avec le Niger
     7  13 44'45"E                               14 29'45"N
     8  13 46'45"E                               14 29'45"N
     9  13 46'45"E                               14 27'30"N
        --------------------------  -----------------------
    10  14 02'30"E                               14 27'30"N
        --------------------------  -----------------------
    11  14 02'30"E                               14 20'30"N
    12  13 59'15"E                               14 20'30"N
    13  13 59'15"E                               14 11'00"N
    14  14 02'45"E                               14 11'00"N
        --------------------------  -----------------------
    15  14 02'45"E                               14 01'45"N
        --------------------------  -----------------------
    16  13 40'45"E                               14 01'45"N
    17  13 40'45"E                               13 51'15"N
    18  13 52'45"E                               13 51'15"N
    19  13 52'45"E                               13 57'00"N
    20  14 14'15"E                               13 57'00"N


    21  14 14'15"E                               14 05'45"N
    22  14 27'00"E                               14 05'45"N
    23  14 27'00"E                               14 37'30"N
    24  14 22'45"E                               14 37'30"N
    25  14 22'45"E                               14 43'00"N
    26  14 20'00"E                               14 43'00"N
    27  14 20'00"E                               14 51'30"N
    28  14 16'30"E                               14 51'30"N
    29  14 16'30"E                               14 54'30"N
    30  14 14'15"E                               14 54'30"N
    31  14 14'15"E                               14 59'45"N
    32  14 11'15"E                               14 59'45"N
    33  14 11'15"E                               15 03'30"N
    34  14 08'45"E                               15 03'30"N
    35  14 08'45"E                               15 09'00"N
    36  14 07'00"E                               15 09'00"N
    37  14 07'00"E                               15 15'30"N
    38  14 04'30"E                               15 15'30"N
    39  14 04'30"E                  identique au point n 1

ZONE  DU  CHARI  (SURFACE:  165.600  KM2  )
---------------




POINTS  LONGITUDE                                LATITUDE
------  --------------------------  ----------------------------------

     1  frontiere avec le Cameroun                         10 30'00"N
     2  frontiere avec la R.C.A.                           10 30'00"N

Le  long  de  la  frontiere  avec  la  R.C.A.  jusqu'a

     3  20 01'15"E                  frontiere avec la R.C.A.
     4  20 01'15"E                                         09 40'00"N
        --------------------------  ----------------------------------
     5  20 17'30"E                                         09 40'00"N
        --------------------------  ----------------------------------
     6  20 17'30"E                                         09 47'30"N
     7  20 00'00"E                                         09 47'30"N
     8  20 00'00"E                                         09 45'00"N
     9  19 55'45"E                                         09 26'15"N
    10  19 55'45"E                                         09 26'15"N
    11  19 44'45"E                                         09 26'15"N


    12  19 44'45"E                                         09 21'30"N
    13  19 40'30"E                                         09 21'30"N
    14  19 40'30"E                                         09 18'00"N
    15  19 27'30"E                                         09 18'00"N
    16  19 27'30"E                                         09 21'30"N
    17  19 20'30"E                                         09 21'30"N
    18  19 20'30"E                                         09 33'00"N
    19  19 14'15"E                                         09 33'00"N
    20  19 14'15"E                                         09 29'00"N
    21  19 08'00"E                                         09 29'00"N
    22  19 08'00"E                                         09 25'15"N
    23  18 57'15"E                                         09 25'15"N
    24  18 57'30"E                                         09 21'15"N
        --------------------------  ----------------------------------
    25  18 51'15"E                                         09 21'15"N
    26  18 51'15"E                                         09 18'00"N
    27  18 43'30"E                                         09 18'00"N
    28  18 43'30"E                                         09 16'00"N
    29  18 32'45"E                                         09 16'00"N
    30  18 32'45"E                                         09 13'00"N
    31  18 28'00"E                                         09 13'00"N
    32  19 28'00"E                                         09 08'15"N
    33  18 19'30"E                                         09 08'15"N
    34  18 19'30"E                                         09 05'45"N
    35  18 10'45"E                                         09 05'45"N
    36  18 10'45"E                                         09 03'15"N
    37  18 07'00"E                                         09 03'15"N
    38  18 07'00"E                                         09 01'30"N
    39  18 05'15"E                                         09 01'30"N
    40  18 05'15"E                                         09 03'30"N
    41  17 57'00"E                                         09 03'30"N
    42  17 57'00"E                                         08 59'15"N
    43  17 50'00"E                                         08 59'15"N
    44  17 50'00"E                                         08 57'00"N
    45  17 31'15"E                                         08 57'00"N
    46  17 31'15"E                                         08 50'30"N
    47  17 22'15"E                                         08 50'30"N
    48  17 22'15"E                                         08 52'15"N
    49  17 08'45"E                                         08 52'15"N
    50  17 08'45"E                                         08 57'00"N
    51  16 12'15"E                                         08 57'00"N
    52  16 12'15"E                                         09 10'45"N
    53  16 09'15"E                                         09 10'45"N
    54  16 09'15"E                                         09 13'30"N


    55  16 00'15"E                                         09 13'30"N
    56  16 00'15"E                                         09 11'00"N
    57  15 49'45"E                                         09 11'00"N
    58  15 49'45"E                                         09 07'45"N
    59  15 48'15"E                                         09 07'45"N
    60  15 48'15"E                                         09 06'30"N
    61  15 42'45"E                                         09 06'30"N
    62  15 42'45"E                                         09 07'15"N
    63  15 28'15"E                                         09 07'15"N
    64  15 28'15"E                                         08 59'45"N
    65  15 35'00"E                                         08 59'45"N
    66  15 35'00"E                                         08 49'15"N
    67  15 37'00"E                                         08 49'15"N
    68  15 37'00"E                                         08 34'15"N
    69  15 39'45"E                                         08 34'15"N
    70  15 39'45"E                                         08 32'30"N
    71  16 02'45"E                                         08 32'30"N
    72  16 02'45"E                                         08 23'30"N
    73  16 07'30"E                                         08 23'30"N
    74  16 07'30"E                                         08 18'00"N
    75  16 12'30"E                                         08 18'00"N
    76  16 12'30"E                                         08 11'45"N
    77  16 16'45"E                                         08 11'45"N
    78  16 16'45"E                                         08 08'15"N
    79  16 34'45"E                                         09 08'15"N
    80  16 34'45"E                                         08 09'15"N
    81  16 45'30"E                                         08 09'15"N
    82  16 45'30"E                                         08 07'30"N
    83  17 30'00"E                                         08 07'30"N
    84  17 30'00"E                                         08 15'00"N
    85  17 37'30"E                                         08 15'00"N
    86  17 37'30"E                                         08 22'30"N
    87  18 07'30"E                                         08 22'30"N
    88  18 07'30"E                                         08 30'00"N
    89  18 30'00"E                                         08 30'00"N
    90  18 30'00"E                                         08 37'30"N
    91  18 37'30"E                                         08 37'30"N
    92  18 37'30"E                                         08 42'30"N
    93  19 00'00"E                                         08 42'30"N
    94  19 00'00"E                  frontiere avec la R.C.A

Le  long  de  la  frontiere  avec la R.C.A jusqu'a la frontiere avec le Cameroun
,ensuite,  le  long  de  la  frontiere  avec  le  Cameroun  jusqu'au  point


    95  frontiere avec le Cameroun  10 30'00"N(identique au point N 1)


Voir la Carte se rapportant aux coordonnees geographiques des points qui figurent a l'Annexe N I.

                                    ANNEXE II
                                    ---------


                       PROGRAMME DE TRAVAUX D'EXPLORATION
                           ET DEPENSES PREVISIONNELLES


Periode  initiale  de  cinq  (5)  ans

1ere sous-Periode :   Dix-huit ( 18 ) mois

                      leve aeromagnetique, leve geologique et
                      geophysique necessaire tel que determine par l'operateur ; evaluation des donnees sismiques et aeromagnetiques existantes
                                                               500 000 $

                      Activites generales et administration                  200 000 $
                                                                          ------------

                      SOUS TOTAL                                             700 000 $

2 eme sous-Periode :  Dix-huit ( 18 ) mois

                      1250 Km d'acquisition sismique                       5 000 000 $
                      Activites generales et administration                  300 000 $
                                                                          ------------

                      SOUS TOTAL                                           5 300 000 $

3eme sous-Periode :   Douze ( 12 ) mois

                      1250 Km d'acquisition sismique                       5 000 000 $
                      Forage d'un (1) puits d'exploration                  5 000 000 $
                      Activites generales et administration                  300 000 $
                                                                          ------------

                      SOUS TOTAL                                          10 300 000 $

4eme sous-Periode :   Douze ( 12 ) mois

                      Forage de deux (2) puits d'exploration              10 000 000 $
                      Activites generales et administration                   300 000$
                                                                          ------------


                      SOUS TOTAL                                          10 300 000 $

TOTAL                                                                     26 600 000 $


Sommaire  des  depenses  previsionnelles  d'exploration  par  categories  :


                      Leves aeromagnetiques                                  500 000 $
                      2500 Km de sismique 2D ou 3D                        10 000 000 $
                      Trois ( 3 ) puits d'exploration                     15 000 000 $
                      Couts des activites generales et administration      1 100 000 $

TOTAL                                                                     26 600 000 $

                                   ANNEXE III

     PROCEDURE  COMPTABLE

ARTICLE  1.  DISPOSITIONS  GENERALES

1.1     Objet:

La presente Procedure Comptable sera suivie et respectee dans l'execution des obligations de la Convention.

L'objet de la presente Procedure Comptable est d'etablir les regles et les methodes de comptabilisation pour la determination des charges encourues par le Consortium et necessaires selon les regles de l'art en usage dans l'industrie petroliere internationale, a la conduite des Operations Petrolieres (ci-apres denommes " Couts Petroliers ".

1.2.  Interpretation

Les definitions figurant a l'article 1 de la Convention s'appliquent egalement a la presente annexe.

1.3.     Modification

Les dispositions de la Procedure Comptable peuvent etre modifiees d'un commun accord entre les Parties.

Les Parties conviennent que si l'une quelconque des dispositions de la Procedure Comptable devient inequitable a l'egard d'une Partie, elles modifieront de bonne foi la disposition concernee.

1.4.     Comptes  et  Releves

     a) Le Consortium etablira et maintiendra dans son bureau en Republique du Tchad, les comptes, livres, et releves complets de tous les revenus, couts et depenses se rapportant aux Operations Petrolieres, en accord avec la reglementation en vigueur et les regles et procedures en usage dans l'industrie petroliere internationale.

Ces comptes, livres, releves et rapports seront a la disposition de l'Etat et ses representants, pour leur permettre d'exercer leurs droits d'inspection, verification et surveillance prevus a l'article 26.1 de la Convention.

     b) Dans les douze (12) mois, suivant la Date d'Effet, le Consortium soumettra au Ministre un Projet de plan comptable relatif aux comptes, livres releves et rapports de l'entreprise. Ce plan sera conforme aux methodes comptables generalement reconnues et acceptees, et compatible avec les pratiques et procedures de l'industrie PETROLIERE moderne.
                                                ----------

Dans les six (6) mois suivant la reception de ce projet de plan, le Consortium et le Ministre se mettront d'accord sur un plan comptable, qui decrira en detail les bases du systeme comptable et les Procedures a utiliser dans le cadre de la Convention ainsi que la liste des comptes a maintenir en langue Francaise. Suite a cet accord, le Consortium devra etablir avec diligence, et fournir au Ministre des copies formelles des plans comptables detailles et des manuels concernant la comptabilite, les ecritures et la presentation des comptes, ainsi que les procedures qui devront etre observees dans l'execution de la Convention.

     c) Tous les rapports et etats seront prepares selon les dispositions de la Convention et de la reglementation de la Republique du Tchad, et, en cas d'absence de telles dispositions, selon les usages generalement admis dans l'industrie petroliere internationale.

     a) All reports and statements will be prepared in accordance with the 1.5. Unite de Compte

Tous les comptes, livres, releves et rapports seront libelles en Dollars sauf dispositions contraires ou si les Parties en conviennent autrement.

1.6.  Principes  Comptables

Les  principes  comptables  en  matiere  fiscale  seront notamment les suivants:

1.6.1.  Parties  imposables

Dans le cas ou le Consortium comprend plus d'une Societe, l'impot direct sur les benefices au titre de chaque Annee Civile sera assis sur la base des benefices nets imposables de chaque Societe, et par consequent un Prix du Marche sera calcule pour chaque societe conformement a l'article 21 de la Convention.

Toutefois,  les  paiements  des  redevances  stipulees  a  l'article  22  de  la
Convention seront dans tous les cas calcules et evalues sur la base de l'ensemble des procedures de toutes les Societes constituant le Consortium.

1.6.2.  Report  des  Pertes

A compter de l'Annee Civile pendant laquelle la premiere production commerciale a lieu toutes les charges deductibles au titre des Operations Petrolieres pour la determination de l'impot direct sur les benefices qui ne peuvent etre apurees, seront considerees comme une perte d'exploitation et seront reportees comme une deduction admise les Annees Civiles suivantes jusqu'a la fin de la cinquieme annee (5eme) Annee Civile. En cas de circonstances exceptionnelles, le Ministre et le Consortium pourront se mettre d'accord sur une prolongation appropriee a ce delai.

1.7.  Comptabilisation  sur  la  base  des  realisations

Tous les livres, comptes et releves seront prepares sur la base des realisations (par opposition a la base des paiements effectifs). Les revenus seront imputes a la periode comptable pendant laquelle ils sont acquis, et les frais et depenses a la periode pendant laquelle ils sont encourus, sans qu'il soit necessaire de distinguer si la somme concernant une transaction a ete effectivement encaissee ou payee. Les frais et depenses seront consideres comme encourus:

     - Dans le cas de biens, pendant la periode comptable ou le transfert des proprietes a lieu ;

     - Et dans le cas de prestations de services, pendant la periode comptable ou ces services ont ete effectues.

La base de comptabilisation pourra etre changee par accord mutuel des Parties si le Consortium demontre qu'un tel changement est, d'une part, equitable et d'autre part, en accord avec les pratiques en usage dans l'industrie petroliere internationale.

1.8.  Definition  des  depenses  d'investissement  et  des  frais d'exploitation

Les Couts Petroliers comprendront les Depenses d'Investissement et les Frais d'Exploitation.

1.8.1.  Depenses  d'investissement

Les Depenses d'Investissement representent les Couts petroliers relatifs a l'acquisition de biens dont la duree d'utilisation excede leur annee d'acquisition, y compris toutes depenses et frais de recherches et toutes depenses de developpement definis aux alineas 1.8.1. a) a h) ci-dessous.

Les Depenses d'Investissement comprennent notamment les couts d'acquisition des biens et services suivants:

     a) Les b timents, installations et equipements connexes, tels que les installations de production d'eau et d'electricite, entrepots et routes d'acces, les installations de traitement du Petrole Brut et leurs equipements, les systemes de recuperation secondaire, les usines de traitement de Gaz Naturel et les systemes de production de vapeur.

     b) Les habitations, equipements sociaux et installations de loisirs pour les employes, ainsi que les autres biens afferents a de tels b timents.

     c) Les installations de production tels que les derricks de production (y compris les frais de main-d' uvre, carburant, transport et fournitures pour la fabrication, l'installation et le montage sur place des derricks, ainsi que les couts de pose des pipelines, les equipements pour tete de puits, les equipements de fond pour le pompage, les tubages, les tiges de pompage, les pompages de surface, les conduites de collecte, les equipements de collecte et les installations de livraison et de stockage.

     d) Les biens meubles, tels que les outillages de production et de forage, en surface ou au fond, les equipements et instruments, les peniches et materiel flottant, les equipements automobiles, les avions, les materiaux de construction, le mobilier, les agencements de bureaux et les equipements divers.

     e) Les forages de developpement et de production, y compris la main-d' uvre, les materiels et services utilises ainsi que le reforage, l'approfondissement et la remise en production de tels puits et les routes d'acces eventuelles menant directement a ces puits.

     f) Les forages d'Exploration et les forages d'evaluation, y compris la main-d'oeuvre, les materiels et services utilises ainsi que les routes d'acces eventuelles menant directement a ces puits.

     g) Les leves, y compris la main-d' uvre, les materiels et services utilises pour les leves aeriens, geologiques, topographiques, geophysiques et sismiques, ainsi que les carottages.

     h) Les autres frais de recherche, tels que les installations auxiliaires ou temporaires ayant une duree d'utilisation n'excedant pas un an, utilisees en recherche, l'acquisition d'informations geophysiques ou geologiques.

1.8.2.  Frais  d'Exploitation

Les frais d'Exploitation representent les Couts Petroliers autres que les Depenses d'Investissement definies ci-dessus.

1.9.     Amortissement

Les Depenses d'Investissement definies a l'article 1.8 de la presente annexe seront amorties aux fins du calcul de l'impot direct sur les benefices. Afin de determiner le montant de l'amortissement admis en deduction du benefice net imposable au titre de chaque Annee Civile, les principes suivants seront appliques :

19.1. Les Depenses d'Investissement seront amorties lineairement aux taux annuels suivants:

     - Tous travaux de recherche, tout forage, productif ou improductif et toute route d'acces, au taux de 100%.

     -    Pipelines sur le sol, au taux de 10%

     -    Pipelines enterres, au taux de 20%

     -    Tout b timent permanent au taux de 5%

     -    Toute autre Depense d'Investissement, au taux de 20%

1.9.2. L'amortissement de la premiere Annee Civile ou ledit amortissement est autorise devra etre fait au prorata temporis et non pour une annee entiere.

1.9.3. L'amortissement des Depenses d'Investissement encourues sera autorise a partir :

     - de l'Annee Civile au cours de laquelle les biens sont mis en service, ou si les Depenses d'Investissement ne concernent pas un bien ayant une periode d'utilisation excedant l'annee de mise en service, a partir de l 'annee Civile pendant laquelle les depenses d'Investissement sont encourues.

     -    ou  de  l'Annee  Civile  pendant   laquelle  la  premiere   production
          commerciale a lieu si cette annee est posterieure.

1.10.  Valeur  des  transactions

Sauf accord contraire ecrit entre le Ministre et le Consortium, toutes les transactions donnant lieu a des revenus, frais ou depenses qui seront credites ou debites sur les livres, les comptes, les releves et les rapports prepares, tenus ou a soumettre au titre de la presente Convention, seront effectuees dans des conditions de pleine concurrence entre un acheteur et un vendeur independants ou sur une base telle que ces revenus, frais ou depenses ne seront ni inferieurs, ni superieurs, selon le cas, aux montants qui auraient ete enregistres si les transactions avaient ete effectuees dans les conditions de pleine concurrence susvisees.

1.11.  Depenses  non  deductibles

Les  depenses  suivantes  ne  seront  pas  incluses  dans  les Couts Petroliers:

     a)  Les  frais  relatifs  a  la   commercialisation  et  au  transport  des
     Hydrocarbures au-dela du Point de Livraison;

     b) Les contributions et dons, excepte ceux approuves par l'Etat;

     c) Les cadeaux et reductions accordes aux fournisseurs, ainsi que les cadeaux ou commissions relatifs aux intermediaires utilises pour des contrats de services ou de fournitures;

     d) Tous les interets, amendes, ajustements monetaires ou augmentations de depenses resultant de la faute du Consortium a remplir les obligations de la Convention, a respecter les lois applicables ou les contrats avec les Tiers; et

     e) Toutes les autres depenses qui ne sont pas directement necessaires a la realisation des Operations Petrolieres, et les depenses exclues par les dispositions de la Convention et de la presente Procedure Comptable, ainsi que par la reglementation en vigueur en Republique du Tchad.


1.12.  Taux  de  Change

Pour permettre la conversion entre la monnaie legale du Tchad ou toute autre monnaie, la moyenne des taux de change a l'achat et a la vente sera utilisee. Cette moyenne sera basee sur les taux cotes sur le marche des changes de Paris a la cloture du premier jour du mois pendant lequel les revenus, frais ou depenses sont enregistres, sauf pour les charges d'amortissement aux fins du calcul de l'impot direct sur les benefices, lesquelles seront converties aux taux en vigueur a la date d'acquisition des biens par le Consortium ou a la date de realisation des prestations de services selon le cas.

Tout benefice ou perte de change realise sera debite ou credite aux Couts petroliers.

Un releve des taux de change utilises pour convertir la monnaie legale du Tchad ou toute autre monnaie, en Dollars sera tenu par le Consortium.

ARTICLE  2.  METHODES  COMPTABLES  ET  PRINCIPES
              D'  IMPUTATION  DES  COUTS  PETROLIERS


Les Couts Petroliers encourus au titre de la presente Convention seront calcules et comptabilises selon les principes et definitions suivants, et incluront:


2.1.  Depenses  de  Personnel

Le montant des appointements et des salaires des employes du Consortium directement affectes en Republique du Tchad aux Operations Petrolieres executees au titre de la Convention, y compris le cout des jours feries, conges payes, conges de maladies, les indemnites de subsistance et de logement, le temps de voyage, les primes et autres indemnites accordees habituellement aux employes du Consortium et a leur famille dans des projets similaires.

2.2.  Materiels  et  Equipements

Le cout des equipements, materiels, machines, outils et tous autres articles de nature similaire utilises ou consommes pour les besoins des Operations
Petrolieres  sous  reserve  des  dispositions  suivantes  :

     a) Acquisition

Le Consortium fournira ou achetera seulement les materiels et equipements necessaires aux besoins previsibles des Operations Petrolieres. Il evitera l'accumulation de stocks excedentaires.

Toutefois, les stocks devront etre suffisants pour tenir compte des delais de reapprovisionnement, des besoins urgents et d'autres considerations similaires.

     b) Composition des couts

Le cout des materiels et equipements acquis par le Consortium pour les besoins des Operations Petrolieres pourra comprendre, outre le prix d'achat facture (apres deduction des reductions eventuellement accordees), les frais d'expedition et de transport entre le point d'origine et le Point de Livraison (a condition que ces frais ne soient pas deja inclus dans le prix facture), les assurances, autres frais accessoires qui peuvent etre imputes aux materiels et equipements importes ou achetes en Republique du Tchad.

     c) Comptabilisation

Le cout de ces materiels et equipements sera debite des livres de compte sur la base de leur prix de revient.

     d) Fourniture de materiels et d'equipements par les Societe Affiliees

Le cout de materiels et equipements fournis par les Societes Affiliees du Consortium sera debite des livres de compte pour un montant n'excedant pas celui qui serait pratique pour des materiels et equipements comparables dans des conditions de pleine concurrence par des fournisseurs independants. Ce critere s'appliquera a la fois aux materiels neufs et aux materiels usages.

     e) Inventaires

Le Consortium tiendra un inventaire permanent en quantite et en valeur de tous les materiels en stock, selon les usages acceptes dans l'industrie petroliere internationale. Le Consortium procedera a un inventaire physique de tous les materiels au moins une (1) fois par Annee Civile. L'Etat pourra egalement proceder a des inventaires complets ou partiels quand il le jugera necessaire. Le cout des marchandises stockees autres que des immobilisations sera debite au compte des profits et pertes lorsque ces marchandises sortiront du stock pour utilisation.


2.3.  Cout  des  prestations  de  services  technique

Le cout des prestations de services techniques necessaires aux Operations Petrolieres sera evalue selon les dispositions suivantes:

     a) Dans le cas de services techniques executes par des Tiers intervenant en tant que sous-traitants, y compris les consultants, entrepreneurs et services publics, le prix paye par le Consortium, a condition que ce prix n'excede pas ceux normalement pratiques par d'autres firmes pour des travaux ou des services identiques ou analogues; et

     b) Dans le cas de services techniques executes par le Consortium, ou ses Societes affiliees, le prix facture par le Consortium et ses Societes Affiliees a condition que ce prix n'excede pas les prix les plus favorables proposes, selon les methodes de repartition des couts a convenir dans le plan comptable vise a l'article 1.4.b) de cette annexe, a d'autres Societes Affiliees du Consortium ou a des Tiers pour des services identiques ou analogues.

2.4.  Assurances  et  reclamations

Les primes payees pour les assurances qu'il faut normalement souscrire pour les Operations Petrolieres, a condition que ces primes concernent une couverture prudente des risques et qu'elles n'excedent pas celles pratiquees dans des conditions de pleine concurrence par des compagnies d'assurances qui ne sont pas des Societes Affiliees du Consortium. Les indemnites recues de toute assurance ou de tout dedommagement viendront en deduction des Couts Petroliers.

Si aucune assurance n'est contractee pour la couverture d'un risque particulier, ou en cas d'assurance insuffisante, tous les frais encourus par le Consortium pour le reglement d'une perte, d'une reclamation, d'un prejudice ou d'un jugement, y compris les prestations de services juridiques, afferents audit risque, seront consideres comme Couts Petroliers, a condition que ces frais ne resultent pas d'une faute grave ou de la negligence du Consortium.


2.5.  Frais  de  justice  et  de  contentieux

Frais de justice et de contentieux relatifs aux prestations de services necessaires ou utiles pour la protection de la Zone Contractuelle. Toute indemnite ou compensation recue, viendra en deduction des Couts Petroliers.

Les frais encourus par le Consortium au cours d'un arbitrage intente selon les dispositions de l'article 33 de la Convention ne seront inclus dans les Couts Petroliers que dans la mesure ou le tribunal arbitral prononce sa sentence au profit du Consortium.

2.6.  Frais  generaux

Les frais generaux et les frais des services centraux (ci-apres appeles " Frais generaux ") autres que les frais directs comprendront notamment:

     a) Les frais encourus pour les prestations de services et de personnel du Consortium a l'exterieur de la Republique du Tchad, relatifs a l'administration, aux services juridiques, comptables, financiers, d'audit fiscal, de planification, de gestion du personnel, d'approvisionnement et autres fonctions necessitees pour les besoins des Operations Petrolieres au titre de la presente Convention; et

     b) Les depenses raisonnables de voyage du personnel du consortium appartenant aux categories generales et administratives visees a l'alinea
     a), dont l'objet est l'inspection et la supervision des Operations Petrolieres de la Republique du Tchad

     c) Ces frais generaux seront imputes aux Couts Petroliers  conformement aux
     methodes   en  usage  dans   l'industrie   petroliere   internationale   et
     conformement au plan comptable.

L'imputation aux Couts Petroliers des frais generaux encourus a l'exterieur du Tchad sera plafonnee a un pourcentage desdits Couts, pourcentage qui sera le meme que celui applique par l'Operateur du Consortium aux autres societes membres du Consortium pour la recuperation desdits frais. Toute modification devra etre notifiee au Ministre.

2.7.  Interets  et  Agios

Les interets et agios et autres charges financieres, peuvent etre imputables aux Couts Petroliers deductibles pour la determination de l'impot direct sur les benefices, a condition qu'ils n'excedent pas les taux commerciaux en usage dans des conditions analogues et qu'ils se rapportent a des prets et credits obtenus par le Consortium au titre de la presente Convention et necessites pour les besoins de financement des operations de developpement d'un Gisement Commercial, a l'exclusion des operations d'exploration (y compris d'evaluation).

Les details des Plans de Financement et leurs montants devront etre inclus, a titre d'information dans chaque Programme Annuel de Travaux et Budget.


2.8.  Frais  de  Bureau  dans  la  Republique  du  Tchad

Les frais de personnel et l'entretien des bureaux principaux du Consortium dans la Republique du Tchad, y compris le loyer, les depenses pour le telephone, le telex, telefax et la radio ainsi que les depenses pour les installations telles que les bases, les entrepots, l'eau, les systemes d'energie et de communication, les routes et les ponts.


2.9.     Frais  divers

Tous autres frais, a l'exception de ceux encourus au titre des dispositions precedentes de cette annexe, encourus par le Consortium et necessaires a la conduite des Operations Petrolieres, y compris notamment les depenses de formation prevues a l'article 19 de la Convention , les frais encourus au titre de l'article 18.4 et les Taxes superficiaires prevues a l'article 8.

                                    ANNEXE IV


                 LISTE DES CATEGORIES DE BIENS DEVANT BENEFICIER
                      DE L'EXONERATION DES DROITS ET TAXES

     1  -  MATERIEL  DE  FORAGE  ET  D'ESSAI  DE  PUITS

     1  Materiel  de  forage  et  d'essais  de  puits  :

     Appareils de forage a grande profondeur, leurs accessoires et pieces detachees;
     Sondeuses fixes et sondeuses mobiles (type Banka, Benoto, Foraki, Conrad, Sullivan, Craelius et tous types analogues) et leurs pieces detachees ainsi que les pontons et caissons supportant ces appareils ;
     Sondeuses mobiles a air comprime ou mixtes ; Barges de forage.

     a) Substructure:

     Substructure : derricks, m ts de forage, elements de substructure; Mouffles, reas, table de rotation, carre d'entra nement, tiges d'entra nement et leurs pieces detachees;
     Tetes d'injection, leur presse -etoupe, flexibles et raccords; Colonne montante metallique et manifolds de colonne montante .

     b) Equipements de plancher:

     Cles de serrage de tous types pour tiges de forage et tubes de sondage et leurs accessoires et leurs pieces detachees;
     Elevateurs de tous types pour tiges de forage et tubes de sondage et leurs groupes de commande eventuels, leurs accessoires et pieces detachees; Treuils de plancher, tete de levage pour masse tiges, plaques de blocage des outils de forage .


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     c) Equipement pour la boue de forage:

     Pompes  a  boue  et  leurs  pieces  de  rechange:
     Amortisseurs  de  pulsation  ,  crepines,   conduites,  vannes,  manifolds,
     raccords et flexibles pour installation a boues;
     Bassins et bacs pour la boue, leurs accessoires et pieces detachees; Tamis vibrant.


     d) Treuil de forage:

     Treuils de forage, treuils de curage, leur transmission , leurs accessoires et leurs pieces detachees;
     C bles de forage, de curage et de mesures;
     Moteurs diesel speciaux de plus de 100 CV pour appareils de forage, leur convertisseur de couple et leurs pieces detachees;
     Moteurs electro-diesel et armoires de controle, pour treuils de forage, leurs accessoires et pieces detachees.

     e) Equipement anti-eruption et de lutte contre l'incendie:

     Obturateurs de tous types, leurs accessoires et leurs pieces detachees; Commandes d'obturateur, leurs vannes, manifolds, raccords et flexibles et leurs pieces detachees;
     Buses reglables de controle d'eruption, leurs manifolds et leurs flexibles; Vannes de securite, leurs armoires de controle, leurs accessoires et pieces detachees;
     Materiels speciaux de lutte contre l'incendie pour forages petroliers, extincteurs d'une capacite superieure a 50 litres, dispositifs automatiques d'aspersion d'eau, detecteurs de gaz naturel, explosimetres, leurs pieces detachees.

     f) Equipement de fond, de tubage et de cimentation :

     Outils de forage de tous types, et leurs buses;
     Metaux d'apport speciaux destines au rechargement des outils de forage; Elargisseurs, carottiers de tous types et leurs pieces detachees;
     Turbines de forage, leurs stabilisateurs et pieces detachees;
     Tiges  carres,  masse  tiges,  tiges  de  forage,   coulisses  de  battage,
     stabilisateurs, centreurs, gratteurs, protecteurs;
     Presses hydrauliques ou mecaniques speciales pour redressement de tiges de forage;
     Bouchons, sabots et manchons de cimentation, unites de cimentation;
     Tetes de circulation et tetes de cimentation, leurs manifolds;
     Equipement de repechage, overshots, tarauds, aimants, catcher sub, tubes et fraises de surforage, fraises a ferraille.

     g)Equipement de mesure :

     Indicateurs de poids, de debit, de niveau, manimetres, enregistreurs multiples,
     Instruments  de  controle  pour  installation  de  forage;
     Instruments de mesure d'inclination des puits de forage, leurs accessoires, leurs pieces detachees;
     Cabines laboratoires pour surveillance geologique des sondages, leurs equipements de mesures, d'enregistrement, de traitement des donnees, leurs accessoires et leurs pieces detachees;
     Camions et cabines laboratoires pour mesures dans les puits de forage, leurs equipements de mesure, d'enregistrement, de traitement des donnees accessoires et leurs pieces detachees;
     Cabines laboratoires pour surveillance des boues de forage, leur equipement de mesures, d'enregistrement, accessoires et pieces detachees.

     h) Equipement des tetes de puits :

     Tetes de puits et leurs equipements, adapteurs, brides, spacers, spools, vannes manuelles ou telecommandees, leurs outils de pose, leurs accessoires et leurs pieces detachees;
     Tetes de puits sous-marines, leurs outils de pose, leurs accessoires et leurs pieces detachees, leur equipement de television sous-marine;
     Tete d'eruption (arbre de No l);
     Tubes de sondage, cuvelages et tubages, leurs reductions, connecteurs et accessoires, tubes -guide;
     Materiaux speciaux pour battage des tubes -guide.

     (i) Equipement de surface:

     Magasins et abris monoblocs;
     Silos pour stockage des produits pulverulents destines aux sondages petroliers, leurs accessoires et leurs pieces detachees;
     Equipements de teletransmission pour communications avec les sondes petrolieres, radiobalises, radioguidages, leurs materiels annexes, leurs accessoires et leurs pieces detachees;
     Installations electriques et electroniques de sonde pour la recherche petroliere et leurs pieces detachees;

     (j) Equipements d'essais de puits:

     Equipements pyrotechniques de perforation des cuvelages, containers speciaux pour explosifs, accessoires et pieces detachees;
     Materiels et accessoires pour travail au c ble dans les puits, treuils et moteurs wire-line, c bles, outils de pose, de repechage, outils de manipulation de materiels equipant les puits en essais de production , materiels de pistonnage;
     Materiels de securite et d'equipement de puits en essais de production, packers, coulisses, mandrins de circulation, siege de wire -line, capteurs de fond et de surface, separateurs, testers, bruleurs et poutres de brulage, manifolds et conduite de surface, leurs accessoires et leurs pieces detaches;
     Materiels d'epreuve pour elements designes ci-dessus;

J)   VETEMENTS  INFLAMMABLES  (  HABITS),  VETEMENTS  HYDROFUGE,  VETEMENTS  DE
     --------------------------------------------------------------------------
SECURITE,  BOTTES  ET  CASQUES,  EQUIPEMENTS  DE  SECURITE,  DETECTEURS  DE  H2S
--------------------------------------------------------------------------------

K)  CLINGUES,  CORDES,  GRUES,  CROCHETS  POUR  MONTER  LES  CHARGES
    ----------------------------------------------------------------

2    Materiels specifiques pour bateaux et barges de forage :

     Systemes pour positionnement dynamique, leurs accessoires et pieces detachees ; Systemes et materiels de mesure pour positionnement des bateaux de forage, leurs accessoires et pieces detachees;
     Dispositifs de compensation de houle avec leurs accessoires et pieces detaches;
     Materiels de signalisation des puits isoles en mer et des barges de forage, leurs accessoires et pieces detachees
     Tubes prolongateurs (ou risers) avec leurs accessoires et leurs pieces detachees;
     Tuyaux flexibles pour le transfert des produits de bateaux ravitailleurs jusqu'a la barge de forage.

II  -  MATERIEL  DE  PROSPECTION  GEOLOGIQUE

     a) D'usages generaux :

     Cuvelages et autres materiels metalliques destines aux coffrages de puits de recherche dont la profondeur n'excede pas 100 metres;
     Appareils d'exhaure aux puits de recherche ci-dessus; Chevalement et treuils utilises pour les puits d'une profondeur n'excedant pas 100 metres specifies dessus:

     Appareils mobiles de radiosondage, leurs pieces detachees et leur installation electrique (groupes electrogene transportable de moins de 5
     KVA):
     Lampe UV:
     Magnetometres, gammaphones, gammametres, appareils de mesures et compteurs electriques ou dionisation;
     Gravimetres:
     Appareils de mesures electriques et electroniques specialement concus pour la prospection geographique et leurs pieces detachees;
     Marteaux speciaux de prospection;


     b) Special a la prospection par procede geophysique :

     Explosifs et detonateurs destines a la prospection sismique et directement importes par les entreprises de recherches geophysiques;
     Appareils de mesures sismiques, telluriques, magnetiques, electriques, et leurs pieces detachees;
     C bles, films, bandes, destines aux appareillages ci-dessus:
     Appareils de mesures de radio -activite (compteur geiger, tubes geiger muller, scintillometres etc ), y compris leur enregistreurs, films, bandes et leurs pieces detachees;
     Sources sismiques non explosives, vibroseis, dinoseis, airgu, leurs vehicules porteurs, accessoires et pieces detachees;
     Materiels de traitement de l'information geophysique, centres de traitement, accessoires et pieces detachees;
     Vehicules type << Buggy >> (ARDGO, CAREY, ou autre), destines aux chantiers geographiques, accessoires et pieces detachees;
     Aeronefs et bateaux specialement equipes pour la prospection geophysique, accessoires et pieces detachees.

     c) Equipements pour les forages d'eau, equipement pour les forages du petrole et gaz, equipement pour les tests et registre des puits, tubulaires, revetement, tuyaux, anneaux de forages, meches, et tous les equipements se rapportant aux forages et aux operations de production ; carburant, graisse, outils de maintenance et pieces de rechange se rapportant aux forages et les operations de production.

V  -  MATERIEL  DE  LABORATOIRE

     P.H. metres:
     Microscopes    polarisants,     petrographiques    et    metallographiques,
     spectographes, polarographes

     Appareils a quarter les echantillons;
     Numerateurs
     Platines integratrices;
     Loupes monoculaires et binoculaires Calcimetres;
     Cantines laboratoires et instruments destines aux cases labo; Scies diamantees;
     Machines a couper les carottes de sondage;
     Machines a plaques minces;
     Permeametres;
     Porosimetres, presse baro d, shoxlet et correcteaner;
     Pmopes a vides de laboratoire et leurs pieces detachees;
     Pluorimetres et leurs pieces detachees, y compris les coupelles de platine pour attaque et fusion des pelevements a analyser;
     Epiradiateurs electroniques ou a gaz en silice fondue pour calcination des regimes echangeurs d'ions;
     Oscillographes et tous appareils de mesure destines au controle des appareils de comptage radiometrique;
     Balances   de   precision,    centrifugeuses,    viscosimetres   et   bains
     viscisimetriques, accessoires et pieces detachees;
     Fours electriques et etuves laboratoires, accessoires et pieces detachees ; Chromatographes;
Appareil  pour  refrigeration;

VI  -  PRODUITS  DESTINES  A  LA  CONSTITUTION
       ET  AU  TRAITEMENT  DES  BOUES  DE  FORAGE

     a) Viscosifiants - Reducteurs de filtrat :

     Mineraux:
          Bentonite;
          Attapulgite;
          Sepiolite
          Amiante.

     Organiques:
          Amidon;
          Gomme de guar;
          CMC (caboxymethylcellulose);
          HEC (hydroxethilcellulose);
          Biopolimetres;
          Polyacrylamides.

     Alourdissants:
          Baryte:
          Oxyde de fer;
          carbonate de fer et de calcium.:
          Produits chimiques;
          Chaux (hydroxyde de Calcium);
          Gypse (sulfate de calcium );
          Carbonate de sodium;
          Bicarbonate de sodium;
          Soude caustique (hydroxyde de sodium);
          Chromate et bichromate de potassium, de sodium;
          Chlorure de calcium;
          Chlorure de magnesium;
          Chlorure de potassium;
          Chlorure de sodium;
          Hexametaphosphate de sodium;
          bromure de calcium et de zinc;

     d) amincisants - dispersants:

          Tanins;
          Lignosulfonates (FCL):
          Lignite chromee (LC).


     e) Produits specifiques:

          Agents anti-moussants; Agents moussants;
          Lubrifiants pour boues de forage;
          Detergents pour boues de forage;
          Produits de decoincement;
          Produits pour boue a huile;
          Colmatants;
          Inhibiteurs de corrosion et produits de bactericides et anti-oxygene; Produits anti-H2S.


VII  -  PRODUITS  POUR  LES  CIMENTS  UTILISES  DANS  LES  FORAGES

          Ciments utilises dans les puis de forage;
          Reducteurs de filtrat;
          Accelerateurs; Retardateurs;
          Dispersants;
          Allegeants
          Alourdissants;
          Additifs speciaux pour ciment;
          Produits pour spacer.

VII -  PRODUITS  DE  STIMULATION

          Acides de stimulation et leurs additifs;
          Agents de soutenement des fracturations
          Additifs de fracturation;
          Additifs de consolidation des sables.

VIII -  PRODUITS  ET  MATERIELS  ANTI-POLLUTION

     - effets d'equipements speciaux a certains emplois (personnel navigant, personnel non navigant specialiste, effets de vol, effets de travail);

     Liste des materiels et documents susceptibles d'etre admis en franchise des droits et taxes materiel destines a la reparation, a l'entretien et au services des aeronefs:

     -    moteurs d'avion, leurs parties, pieces detachees.

IX   -  GENERALITES

     a) Equipements radio, antenne satellite et equipements, ordinateurs, modems et tous les equipements se rapportant aux ordinateurs, ecrans, televisions, equipements optiques, cameras, video et films, vehicules pour l'exploitation et les operations, equipements de bureau et fournitures pour les bureaux sur terrains et champs

     b) Engins neufs ou retapes d'helicoptere incluant les pieces de rechange et accessoires